SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ______)

Check the appropriate box:

[ ]   Preliminary Information Statement   [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14c-4(d)(2))

[X]   Definitive Information Statement


                      ALLIANCE CONSUMER INTERNATIONAL, INC.

Payment of Filing fee (Check the appropriate box):

[ ]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock of Alliance Consumer International, Inc.

     (2)  Aggregate number of securities to which transaction applies:

          17,000,000

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.30 based on last trade on November 19, 2001.

     (4)  Proposed maximum aggregate value of transaction: $5,100,000

     (5)  Total fee paid: $1,020.00

[X]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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                                ALLIANCE CONSUMER
                               INTERNATIONAL, INC.

                              Information Statement

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY OF TERMS...............................................................1
GENERAL........................................................................2
OUTSTANDING VOTING STOCK OF THE COMPANY........................................3
DESCRIPTION OF EXCHANGE TRANSACTION............................................5
AMENDMENT TO ARTICLES OF INCORPORATION.........................................5
SELECTED FINANCIAL DATA.......................................................12
MANAGEMENT'S PLAN OF OPERATIONS...............................................13
MANAGEMENT....................................................................14
PRINCIPAL SHAREHOLDERS........................................................15
EXCHANGE TRANSACTION..........................................................16
SHAREHOLDER'S DISSENTER'S RIGHTS..............................................19
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................20
ADDITIONAL INFORMATION........................................................21
INDEX TO FINANCIAL STATEMENTS.................................................22

EXHIBITS

   Exhibit 1 - Current Report on Form 8-K filed November 19, 2001

   Exhibit 2 - Form 10-QSB for the quarter ended September 30, 2001

   Exhibit 3 - Registration of Securities on Form 10-SB filed on April 19, 2001

   Exhibit 4 - Restated Articles of Incorporation (proposed)

   Exhibit 5 - California Shareholders Dissenter's Rights





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                      ALLIANCE CONSUMER INTERNATIONAL, INC.

                        PRELIMINARY INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY


                                SUMMARY OF TERMS

     Alliance Consumer International, Inc. (the "Company") intends to issue 17,000,000 shares of its common stock in exchange for all of the outstanding shares of common stock of NutraStar Incorporated (the "Exchange Transaction"). As a result of this Exchange Transaction, NutraStar will become a wholly-owned subsidiary of the Company and the shareholders of NutraStar will own approximately 82% of the Company's then outstanding common stock. See Section
"Description of Exchange Transaction". The Company also intends to amend its Articles of Incorporation to authorize 10,000,000 of its Preferred Stock and to change its name to "NutraStar Incorporated." See the Section "Amendment of Articles of Incorporation."

     The purpose of this transaction is to have the Company acquire and assume the business of NutraStar.

     Approval of the Exchange Transaction and adoption of the Amendment to the Company's Articles of Incorporation require approval by a majority of the Company's outstanding shares of voting common stock. The Company's controlling shareholders, who will not receive any additional benefit from these transactions, believe that these actions are in the best interests of the Company and its shareholders, and they have consented in writing to the Exchange Transaction and Amendment to the Company's Articles of Incorporation. This action by the controlling shareholders is sufficient to satisfy the shareholder vote necessary to approve the Exchange Transaction and the Amendment to the Articles of Incorporation without the approval of any other shareholder. Therefore, you are not required to vote and your vote is not being sought.

     The Plan and Agreement of Exchange was signed by the parties on November 9, 2001. The Exchange Transaction is expected to be completed on or about December 13, 2001.

     Upon completion of the Exchange Transaction, the Company's business will be
the  business   currently  being   conducted  by  NutraStar.   See  the  Section
"NUTRASTAR."

     The Company's shareholders will not receive any cash, stock or other property in connection with, or as a result of, the Exchange Transaction.

     Under California law, holders of the Company's common stock are entitled to dissenter's rights in connection with the Exchange Transaction described in this Information Statement. You are asked to complete the attached Shareholder's Consent and Dissenter's Rights Election form and return it to the Company. See the Section "Shareholder Dissenter's Rights."


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

                                     GENERAL

     This Information Statement is being furnished to the 46 shareholders of Alliance Consumer International, Inc., a California corporation (the "Company"), in connection with the approval by the Company's shareholders of that certain Plan and Agreement of Exchange dated November 9, 2001 (the "Exchange Agreement") with NutraStar Incorporated, a Nevada corporation ("NSI") and its principal shareholders to issue 17,000,000 shares of the Company's common stock (the "Common Stock") in exchange for all of the issued and outstanding shares of NSI's common stock (the "Exchange Transaction"). In conjunction with the Exchange Transaction, the Company is proposing the adoption of an amendment to the Company's Restated Articles of Incorporation (the "Amendment") by the written consent of the holders of a majority in interest of the Company's voting Common Stock ("Voting Common Stock") consisting of the Company's outstanding Common Stock. The purpose of this Amendment is to:

     o Change the name of the company from "Alliance Consumer International, Inc." to "NutraStar Incorporated" ("Name Change"), and

     o Authorize a "blank check" preferred stock consisting of 10,000,000 no par value "Blank Check Preferred Shares" ("Authorize Blank Check Preferred Stock").

     The Company's Board of Directors and shareholders owning a majority of the Voting Common Stock on November 7, 2001, approved and recommended that the Exchange Agreement be signed and the Restated Articles of Incorporation be amended in order to effectuate the Name Change and Authorize Blank Check Preferred Stock. Such approval and recommendations of the Exchange Transaction by the Board of the Board of Directors and shareholders become effective as of the date this Information Statement is cleared for mailing to the shareholders. The Exchange Transaction is expected to close on or about December 13, 2001 and the proposed Amendment will become effective upon the filing of the Amendment with the Secretary of State of California. The Company anticipates that the filing of the Amendment will occur on or about December 13, 2001 (the "Amendment Effective Date"). If the proposed Exchange Transaction and Amendment were not adopted by written consent, it would have been required to be considered by the Company's shareholders at a special shareholders' meeting convened for the specific purpose of approving the Exchange Transaction and the Amendment.

     The elimination of the need for a special meeting of shareholders to approve the Amendment is authorized in Section 603 of the California General Corporation Laws (the "California Law") which provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 1201 of the California Law, the affirmative vote of a majority of the outstanding shares entitled to vote thereon is required in order to approve an "exchange reorganization" as defined in Section 181(b) of the California Law. Pursuant to Section 903 of the California Law, the affirmative vote of a majority of the outstanding shares entitled to vote thereon is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Exchange Agreement and effect the Amendment as early as possible in order to accomplish the purposes of the Company


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

as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Common Stock of the Company.

     Home Marketing Enterprises, LLC, David Roff, Robyn Trott, Brice Scheschuk, and Kevin Wagman, who beneficially own in the aggregate 2,166,786 shares of Common Stock of the Company, representing approximately 59.4% of the outstanding Voting Common Stock of the Company entitled to vote on the Exchange Transaction and the Amendment, gave their written consent to the approval of the Exchange Agreement and the adoption of the Amendment described in this Information Statement on November 7, 2001. The written consent became effective on November 7, 2001, the date on which their written consent was filed with the Secretary of the Company. The date on which this Information Statement was first sent to the shareholders is on or about December 3, 2001. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Common Stock of the Company is October 31, 2001 (the "Record Date").

     Pursuant to Section 603 of the California Law, the Company is required to provide prompt notice of the taking of the corporation action without a meeting to shareholders who have not consented in writing to such action. Inasmuch as the Company will have provided to its shareholders of record this Information Statement, the Company will notify its shareholders by letter filed under a Current Report on Form 8-K of the effective date of the Exchange Transaction and the Amendment. No additional action will be undertaken pursuant to such written consents. Dissenters' rights under the California Law are afforded to the Company's shareholders as a result of the approval of the Exchange Transaction.

     Purpose of this Information  Statement.  The Company is not requesting your
     --------------------------------------
vote or proxy since shareholders owning a majority of the Company's outstanding Voting Common Stock have approved the Exchange Transaction and the Amendment to the Restated Articles of Incorporation. The purpose of this Information Statement is to inform the Company's shareholders of the above actions and the effects of such actions. Due to the nature of this Exchange Transaction, each of the Company's shareholders will have the right to assert his or her dissenter's rights pursuant to the California General Corporations Law (a copy of which is attached). For details regarding dissenter's rights, see the section entitled "Shareholder Dissenters Rights".


                     OUTSTANDING VOTING STOCK OF THE COMPANY

     As of the Record Date, there were 3,649,520 shares of Common Stock outstanding. The Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth Common Stock ownership information as of October 31, 2001, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person


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

intending to file a written consent to the Exchange Transaction and the approval of the adoption of the Amendment described herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 31 Walmer Rd Suite 6 Toronto, On, M5R 2W7. Prior to the Exchange Transaction, there are 3,649,520 shares of Common Stock outstanding. After giving effect to the Exchange Transaction, there will be 20,649,520 shares of Common Stock outstanding. The information in this Information Statement and table below does not reflect the proposed issuance of 17,000,000 to the shareholders of NSI in the Exchange Transaction, 1,000,000 shares of Common Stock to privately raise $1,000,000 of investment capital and up to 2,000,000 shares of new Series A Preferred Stock to be issued to creditors of NSI upon cancellation of indebtedness.

Name And Address of Beneficial         Amount and Nature of
Owner                                  Beneficial Ownership    Percent of Class

Home Marketing Enterprises, LLC (1)        1,500,000                 41.1%
3156 East Old Mill Circle
Suite 100
Salt Lake City, UT  84121

Radd C. Berrett (2)                        1,500,000                 41.1%
3156 East Old Mill Circle
Suite 100
Salt Lake City, UT  84121

David Roff                                   170,957                  4.7%

Brice Scheschuk                              170,829                  4.7%

Kevin Wagman                                 165,000                  4.5%

Robyn Trott                                  160,000                  4.4%

All directors, officers and persons
owning more                                1,500,000                 41.1%
than 5% as a group


Footnotes:

(1) Mr. Radd C. Berrett, the Company's only officer and director, is the managing director and president of Tereb Holdings Inc., a Utah corporation that has invested in start-up companies and consulted on mergers and acquisitions. Mr. Berrett has direct and indirect control over the shares of the Company owned and held by Home Marketing Enterprises, LLC.

(2) Mr. Berrett is currently the only director and officer of the Company. Because Regulation S-B contemplates that more than one person can be the "beneficial owner" of the same shares, the above table reflects Mr. Berrett's direct or beneficial interest in the 1.5 million shares owned by and registered in the name of Home Marketing Enterprises, LLC.


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


                       DESCRIPTION OF EXCHANGE TRANSACTION

     Exchange  Securities.  On November 9, 2001, a definitive Plan and Agreement
     --------------------
of Exchange was signed by and among the Company, NSI and the majority shareholders of NSI (the "Exchange Agreement").

     The Exchange Agreement provides for a tax-free exchange of stock pursuant to the provisions of 368(a)(1)(B) of the Internal Revenue Code whereby the Company has made an offer to the 38 NSI shareholders to acquire all of the 11,910,637 shares of NSI's Common Stock outstanding in exchange for 17,000,000 shares of the Company's Common Stock (referred to as the "Exchange Transaction"). The exchange ratio would be approximately 1.42729565 shares of the Company's Common Stock for each share of NSI's Common Stock outstanding. Fractional shares of one-half or more will be rounded to the next whole share while fractional shares of less than one-half will be rounded down.

     The 17,000,000 shares of Common Stock to be issued by the Company will represent approximately 82% of the shares of the Company's then outstanding Common Stock, thus giving the NSI shareholders control of the Company.

     On or about December 13, 2001 (the "Exchange Effective Date"), NSI will become a wholly-owned subsidiary of the Company and the name of the Company will be changed to "NutraStar Incorporated."

     Upon the Exchange Effective Date, the current officer and director of the Company will resign and the current officers and directors of NSI will become the officers and directors of the Company. See the section describing "NutraStar."

     Purpose  of  the  Exchange  Transaction.   The  primary  purposes  of  this
     ---------------------------------------
transaction is to allow the Company to acquire and carry on the business of NSI and to allow NSI to become a public reporting company under the Securities Exchange Act of 1934 by becoming a wholly-owned subsidiary of the Company. It is anticipated that becoming a publicly reporting company will further enhance NSI's business visibility and ability to attract and utilize additional sources of capital.


                     AMENDMENT TO ARTICLES OF INCORPORATION

     On November 7, 2001, our Board of Directors voted unanimously to authorize and recommend that the Company's shareholders approve a proposal to effect the Name Change and Authorize Blank Check Preferred Stock. The Name Change and Authorize Blank Check Preferred Stock will become effective upon filing of the Amendment with the California Secretary of State, but the Board of Directors reserves the right not to make such filing if it deems it appropriate not to do so.

     Reasons for the Proposed  Authorization  of "Blank Check"  Preferred Stock.
     ---------------------------------------------------------------------------
The Board of Directors also proposes to amend the Company's Restated Articles of Incorporation to establish


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

what is commonly known as "Blank Check" Preferred Stock, with a limitation of 10,000,000 authorized shares.

     This Amendment is being sought because the Board of Directors believes that it is advisable and in the best interests of the company to have available shares of preferred stock to provide the Company with greater flexibility in financing the continued operations of the company and undertaking capital restructuring, financing and future acquisitions. The Company believes that the Blank Check Preferred Stock will provide the Company with a capital structure better suited to meet the Company's short and long term capital needs. The shares of Blank Check Preferred Stock permits the Company to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining shareholder approval. This allows the Company to more effectively negotiate with, and satisfy the precise financial criteria of any investor or transaction in a timely manner.

     Consequently, once authorized, the divided or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the Company's Board of Directors.

     Upon authorization to issue preferred stock, the Company intends to create a Series A Preferred Stock of up to 3,000,000 shares which will be offered to creditors of NSI in conversion of outstanding debts.

     Reason  for  the  Name  Change.   Assuming  the  Exchange   Transaction  is
     ------------------------------
consummated with NSI, the Board believes that the new name, "NutraStar Incorporated," will reflect the Company's change in business. The Company's Board believes that the new name will promote public recognition and more accurately reflect its new primary business.

                                   THE COMPANY

     The Company was incorporated on March 18, 1998 under the laws of the State of California as Hickory Investments II, Inc. ("Hickory"). On June 2, 1998, Hickory changed its name to Alliance Consumer International, Inc. In mid 1998 and early 1999, the Company undertook two public offerings of its securities pursuant to the Rule 504 exemption from registration of Regulation D promulgated under of the Securities Act of 1933, as amended (the "Securities Act"). For over a year from the date of incorporation, the Company engaged in the business of manufacturing cosmetics, detergents and pharmaceuticals. On September 17, 1998, the Company was approved for quotation on the Over-the-Counter Bulletin Board ("OTC-BB") where it was quoted until June 3, 1999. On June 3, 1999, the Company moved to the "Pink Sheets" published by the Pink Sheets LLC (previously National Quotation Bureau, LLC). During the second quarter of 2001, the Company's ticker symbol was changed to "ACIN" and the Company again obtained quotation on the OTC-BB.

     By early July 1999, the Company developed cash flow problems, was unable to meet its current obligations, and on July 13, 1999, it filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. The case was filed in the Central District of California, Los Angeles Division, Chapter 11 Case No. LA-99-36256-EC. In November 1999, the U.S. Bankruptcy Court approved the sale of substantially all of the Company's assets. During the pendency of the Chapter 11 bankruptcy proceedings, Home Marketing Enterprises, LLC, a Utah limited liability


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

company and 20 additional sophisticated and accredited investors as principals, made an offer to purchase a majority of the Company's issued and outstanding shares. This offer was accepted by the attorneys for the Debtor in Possession and thereafter formally approved by the Bankruptcy Court at a February 21, 2001 Sale Confirmation Hearing, a formal Order on which was entered with the Clerk of the Court on March 12, 2001.

     The Company has now emerged from Chapter 11 bankruptcy with no remaining material assets or liabilities. Since that time, the Company has been inactive. Upon its emergence from bankruptcy, the Company has been seeking businesses and business opportunities with the intent to acquire or merge with an operating business resulting in the Company entering in to the Exchange Agreement with NSI. After the Exchange Effective Date, the business of the Company will be the business of NutraStar.

     Until the Exchange Effective Date, the Company's principal executive offices will be located at 4970 West 2100 South, Suite 200, Salt Lake City, Utah, 84120, and its telephone number is (801) 886-2625. After the Exchange Effective Date, the Company's principal executive offices will be located at NutraStar Incorporated, 1261 Hawk's Flight Court, El Dorado Hills, California 95762 and its telephone number will be (916) 933-7000.

                                    NUTRASTAR

     NSI, together with its principal supplier, is one of the first companies that has focused on converting the beneficial elements of stabilized rice bran into "super food" products such as powders, supplement capsules, energy bars and drinks, sports wafers and skin creams. NSI believes that its all-natural
"nutraceutical" products deliver pharmacological effects without the unwanted side effects of many pharmaceuticals. Accordingly, it is expected by NSI that many of its products could be used in place of some of the World's most widely distributed pharmaceuticals. NSI bases its belief and expectations primarily on anecdotal evidence and to a lesser extent on a number of limited clinical trials on several of its products for the treatment of Type I and Type II Diabetes, high LDL cholesterol, triglycercides, and Apolipoprotien B, and a treatment for joint pain and joint inflammation in mammals.

     NSI's core products are based on "stabilized rice bran" produced by The RiceX Company ("RiceX"). RiceX uses its proprietary food extrusion technology to create a stabilized rice bran using a combination of temperature, pressure, and other conditions. NSI believes that RiceX produces a superior stabilized rice bran product, with a combination of longer shelf life and higher nutrient content, than any other stabilized rice bran. NSI has an exclusive license to distribute RiceX's stabilized rice bran, as well as value-added rice bran products, for human consumption in the United States and several foreign countries.

     A limited clinical trial has suggested that NSI's stabilized rice bran products may lower blood glucose levels of diabetes mellitus patients. Since rice bran is a food product, NSI believes that such pharmacological effects can be reached without many of the undesirable side effects, such as those that may be present in pharmaceuticals. If further clinical trials support the beneficial effects of NSI's stabilized rice bran products and if the medical community widely endorses such use of NSI's products, then NSI believes that its products could replace some use of certain pharmaceuticals in the treatment of diabetes. Based on limited anecdotal evidence, NSI believes that its stabilized rice bran products may be beneficial in reducing high blood


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

cholesterol and high blood lipid levels. NSI intends to conduct further clinical trials to investigate such effects.

     Most of NSI's current revenue results from wholesale sales to distributors who use NSI's products for base materials in their retail products. Recently, NutraGlo, Inc., a subsidiary of NSI, entered into a private label distribution agreement with W. F. Young, Inc. for the equine product Absorbine Flex(TM). W.F. Young, Inc. is a significant manufacturer of equine and human products including the Absorbine line of products. NSI distributes its retail human products through an  Internet-based  website at  www.nutrastar.com  and through  "word of
                                        -----------------
mouth." In addition, NSI intends to explore several strategic alliances, joint ventures, and licensing agreements that will broaden its distribution channels. For the long-term, NSI intends to establish relationships with large multi-national food and pharmaceutical companies and foreign governments to obtain worldwide distribution of NSI's products.

     Product Overview.  Rice is one of the world's major cereal grains, although
     ----------------
United States production of rice is only a small fraction of total world production. Approximately 60% of the nutritional value of rice is contained in the rice bran, the outer brown layer of the rice kernel. However, unstabilized rice bran deteriorates rapidly, typically about 12 hours after milling. RiceX, NSI's supplier, has developed a method of stabilizing rice bran through its proprietary food extrusion technology to create a stabilized rice bran using a combination of temperature, pressure, and other conditions which NSI believes is superior to other methods. The RiceX stabilized rice bran provides a shelf life of approximately one year, and higher nutrient content which NSI believes is superior to most other stabilized rice bran products.

     NSI believes that RiceX produces a superior stabilized rice bran product, with a combination of longer shelf life than other forms of stabilized rice brans.

     By definition, nutraceuticals are food constituents that have pharmacologically therapeutic effects in humans and mammals. These compounds include vitamins, antioxidants, polyphenols, phytosterols, as well as macro and trace minerals. Rice bran is a good source for some of these compounds, including tocotrienols, a newly discovered complex of vitamin E, and gamma oryzanol, which is found only in rice bran. These compounds are powerful antioxidants. Stabilized rice bran and its derivatives also contain high levels of B-complex vitamins, beta-carotene (a vitamin A precursor), other carotenoids and phytosterols, and both a balanced amino acid profile (protein) as well as both soluble and insoluble fiber.

     NSI currently has four main human products and one equine product. The first human product is stabilized rice bran, which NSI will market under its "StaBran" trade name. Stabilized rice bran can also be separated into two further products: a soluble rice bran and rice bran fiber concentrate. NSI will market the former under its "RiSolubles" trade name, and the latter under its "RiceMucille" trade name. The powdered form can also be used as a food additive in breads, cookies, snacks, beverages, and similar foods. NSI also distributes a product for bone joint health under its "NutraFlex" trade name. All four products will be available in capsule and powdered form for use as food supplements. NSI's equine product is distributed under the name "Absorbine Flex" by W. F. Young, Inc. pursuant to a distribution agreement with NSI. NSI is developing a number of other products which it hopes to distribute through various distribution channels.

     RiceX produces all of NSI's base products. RiceX co-locates its stabilized rice bran processing facility with two of the largest rice mills in California's Sacramento Valley, one of the largest rice-producing areas in the country. RiceX then transports the stabilized rice bran to its facility in Dillon, Montana, where it is further processed, and a portion of the production is separated into soluble rice bran and rice bran fiber concentrates. NSI conducts nutritional and microbiological assays at its research laboratory to ensure that the products meet NSI's quality control standards. NSI intends to have its own personnel on site to supervise the production process and to ensure that the products meet NSI's quality standards.

     Marketing.  NSI is in the  process of  establishing  its sales  channels to
     ---------
offer its products directly to consumers through the Internet, an inbound telemarketing operation, and several direct-to-consumer response advertising campaigns such as infomercials. NSI's web site features NSI's stabilized rice bran products. It will soon allow consumers the convenience of ordering on-line. NSI also has a toll-free telephone number for use by its customers.

     NSI anticipates that Internet sales will only amount to a small percentage of the total sales volume that NSI expects its products to attain. To achieve anticipated sales levels, NSI plans to sell its products as private label brands to larger distributors and retailers. In addition to the health food and natural food retail chain stores and distributors of food supplements, health foods, and vitamins, NSI aims to establish strategic relationships with merchandisers of OTC fiber and diabetic products, providing NSI's stabilized rice bran products under such distributors' brand names.

     Although NSI is negotiating with several distributors, NSI has only entered into one agreement with the W. F. Young, Inc., and there are no assurances that NSI will be able to establish or maintain relationships with its various distributors such that NSI will experience anticipated sales growth, or that such distributors will produce the level of sales that NSI expects.

     Product Supply. NSI has entered into an agreement with RiceX, whereby RiceX
     --------------
will sell NSI its stabilized rice bran, rice bran solubles, rice bran fiber concentrates, and other rice bran products at prices equal to the lower of RiceX's standard price or the price negotiated by other customers for like quantities and products. In addition, NSI has the right of first refusal to purchase all or any portion of RiceX's production not under contract to other customers for non-human consumption. For each six-month period, NSI must commit to purchase a certain amount of RiceX's products, and NSI is obligated to purchase such products on a take or pay basis. Should NSI not take delivery of products that it has committed to purchase during a six-month period, then NSI must take delivery during the following 12 months, or NSI will forfeit both the prepaid funds and the right to receive the product.

     The agreement also provides that RiceX will not sell any rice bran products in the United States for the nutraceutical and human consumption markets except to NSI. To maintain this exclusive right, NSI must purchase $2 million of rice bran products from RiceX by April 30, 2002, $5 million in 2003, and increasing amounts each year thereafter, aggregating approximately $68 million during the 10-year term. In consideration for this exclusive right, NSI will pay RiceX a royalty of 2% of NSI's gross receipts of all nutraceutical products, exclusive of shipping charges and returned product. The agreement has a 10-year term, and automatically renews for 4 additional 5-year terms unless NSI elects not to renew.

     NSI believes that RiceX's processing facility in Dillon, Montana does not have sufficient capacity to produce NSI's products in the quantities that NSI anticipates that it will be able to sell. NSI's long-term plans may include the eventual acquisition of RiceX, so that NSI will control both the production and distribution of its products. Other possible alternatives include the establishment of a joint venture with a significant distributor to construct a processing facility to produce the product to be sold to such distributor. However, such undertakings will require substantial additional funds, and there are no assurances that RiceX will accept any offer from NSI or that NSI will establish a joint venture.

     NSI believes that its agreement with RiceX will provide NSI with a reliable source of high quality rice bran products.

     Competition.  Although NSI believes that the RiceX  stabilized rice bran is
     -----------
the only stabilized rice bran product with a shelf life greater than 30 days, NSI competes with other companies that offer stabilized rice bran as well as other companies that offer other food ingredients and nutritional supplements. NSI's leading competitors in the stabilized rice bran market include Producer's Rice Mill and Uncle Ben's Rice, Inc. NSI is unaware of others who offer stabilized rice bran. In addition, NSI faces competition from those who offer oat bran and wheat bran in the nutritional supplement market, as NSI believes that some consumers may consider the differences between different bran products are minimal. Many of NSI's competitors have greater marketing, research, and capital resources than NSI, and may be able to compete more effectively, especially with price. There are no assurances that NSI's products will be able to compete successfully. Such competition may have a material adverse effect on NSI's operations and profits.

     Government Regulation. The manufacturing, packaging, labeling, advertising,
     ---------------------
distribution, and sale of NSI's products are subject to extensive regulation by one or more federal agencies. The primary governmental agency that overseas NSI's products is the Food and Drug Administration (the "FDA").

     The Dietary Supplement Health Education Act of 1994 (the "DSHEA") provides the basic statutory framework governing the composition and labeling of dietary supplements. A seller of dietary supplements, which include vitamins, minerals, herbs, and other dietary substances for human consumption, may make three different types of claims in its labeling: nutrient content claims, nutritional support claims, and health benefit claims. In January 2000, the FDA adopted regulations implementing the labeling provisions of the DSHEA.

     Initially, NSI intends to make only nutrient content and structure/function claims with respect to its products. However, there are no assurances that the FDA will accept NSI's substantiation as to any of its claims. Further, there are no assurances that the FDA will not determine that a claim made by NSI is a health benefit claim or a drug claim, either of which would require NSI to undertake a protracted and prohibitively expensive procedure to prove its claims. In such circumstances, NSI may be required to withdraw certain of its claims.

     One limited clinical study has been performed, which suggests that NSI's rice bran products may have a significant effect on reducing the blood glucose levels in diabetes mellitus patients. However, further clinical trials are necessary to substantiate any health benefit claim. Further, any health benefit claim that NSI may desire to make must be supported by an authoritative statement published by a federal scientific body. Even if further clinical trials support the beneficial effects of NSI's products, it is a time-consuming and expensive process to receive such authoritative statement. Even if NSI receives an authoritative statement that is favorable, the FDA may require further substantiation before NSI may make any health benefit claims. There are no assurances that NSI will ever be able to make any health benefit claims with respect to its products.

     While the FDA primarily regulates the labeling of dietary supplements, the Federal Trade Com-mission (the "FTC") regulates the advertising of such products. The FTC's primary concern is that any advertising must be truthful and not misleading, and that a company must have adequate substantiation for all product claims. The FTC has been very active in enforcing requirements that companies possess adequate substantiation for health product claims. There are no assurances that the FTC will not question NSI's advertising in the future.

     In addition to the foregoing, NSI's operations will be subject to federal, state, and local government laws and regulations, including those relating to zoning, workplace safety, and accommodations for the disabled, and NSI's relationship with its employees are subject to regulations, including minimum wage requirements, anti-discrimination laws, overtime and working conditions, and citizenship requirements. NSI believes that it is in substantial compliance with all material governmental laws and regulations, except for such minor irregularities that will not have a material adverse effect on NSI's business or results of operations.

     Intellectual  Property.  NSI has filed  applications with the U.S. Patent &
     ----------------------
Trademark Office and has successfully registered NSI's logo, StaBran(R), RiSolubles(R), RiceMucille(R), and 18 other product names, as registered federal trademarks and servicemarks. NSI has additional trademark and servicemark applications pending.

     NSI has an exclusive license from RiceX for Patent Number 6,126,943 entitled "A Method for Treating Hypercholesterolmia, Hyperlipidemia, and Atherosclerosis," which was published October 3, 2000, and Patent Number 6,303,586 entitled "A Method for Treating Diabetes, Hyperglycemia and Hypoglycemia," which was published October 16, 2001. On October 2, 2001, a 21 claim patent was allowed for another diabetes patent entitled "A Method for Treating Diabetes, Hyperglycemia and Hypoglycemia," Serial Number 09/624,474. This diabetes patent grants claims for lowering glycosylated hemoglobin levels and improving the synthesis of insulin.

     NSI recently filed its first patent application for a method of treating arthritis, joint inflammation and joint pain. There are no assurances that this patent will be issued or that the issued patents will adequately protect NSI's technology, or that another company may develop a similar but non-infringing product.

     Employees. NSI currently has 8 full-time employees, and anticipates that it
     ---------
will add approximately three executive employees and 10 full-time non-executive employees in order to expand NSI's operations. If NSI's sales increase as NSI anticipates, NSI may hire an additional 5 to 15 employees, primarily for marketing services.

     Legal Proceedings. NSI is subject to two lawsuits brought by certain of its
     -----------------
creditors for the recovery of amounts allegedly owed by NSI in the amount of approximately $500,000. Of these claims, NSI intends to file counterclaims against one of the creditors. NSI has reserved the full amount of the alleged obligations on its September 30, 2001 balance sheet. See "Selected Financial Data."

     Business  Risks.  As  indicated  above and  elsewhere  in this  Information
     ---------------
Statement, NSI's business and future success are subject to numerous risks, particularly those associated with a new and developing company. These risks would include NSI's limited operating history, its current operating losses and its dependence on future financing to sustain and expand its business. Such future financings are expected to create new debt or cause dilution to current shareholders. Other business risks to be considered are NSI's dependence on its key supplier, RiceX; NSI's need to develop markets and customers for its products and the need to comply with various governmental regulations. There are also certain creditor claims which have been asserted against NSI as a result of past business transactions, which, if not resolved and held against NSI, could have an adverse effect on NSI's assets and business operations.


                             SELECTED FINANCIAL DATA

     The following table of selected financial data is derived from and should be read in conjunction with NSI's unaudited financial statements included elsewhere in this Information Statement. NSI prepared the financial statements and, while management believes that the financial statements fairly present the Company's consolidated financial position and results of operations, the financial statements have not been audited or reviewed by independent public accountants. The financial statements do not contain footnote disclosures, and may not include all adjustments necessary to fully comply with generally accepted accounting principles or that may be required as a result of an audit or review. The selected financial data are not necessarily indicative of results to be expected for any future period and should be read in conjunction with "Management's Plan of Operations."

                                                        Nine Months Ended
                                                       September 30, 2001
                                                       ------------------
                                                           (Unaudited)

          NSI Statement of Operations Data
          --------------------------------
          Sales                                           $ 1,135,657
          Cost of goods sold                                  729,324
          Gross profit (loss)                                 406,333
          Other expenses                                    1,336,637
          Net income (loss)                               $  (930,304)
                                                          ===========

                                                           At September
                                                            30, 2001
                                                           (Unaudited)
          NSI Balance Sheet Data
          ----------------------
          Cash and cash equivalents                       $    42,413
          Working capital (deficit)                        (2,391,645)
          Total Assets                                        787,285
          Notes payable, deposits, & other payables         2,839,083
          Total stockholders' equity                       (2,051,798)

                         MANAGEMENT'S PLAN OF OPERATIONS

     NSI was formed on February 4, 2000. To date, NSI has focused on its relationship with the producer of its raw materials, RiceX, and to a lesser extent on its strategic alliances. NSI has commenced the limited distribution of its stabilized rice bran and rice bran products on the Internet and through direct-to-consumer response advertising campaigns. In the very near future, NSI intends to commence the full distribution of its products as private label brands through strategic distributors on the occurrence of certain events, including the raising of additional capital. NSI's fiscal year is the calendar year.

     During the ten months between NSI's formation and December 31, 2000, NSI incurred expenses of approximately $1,505,900, of which approximately $798,600, or approximately 53%, was for employee expenses. As a part of NSI's agreement with RiceX, the sole supplier of NSI's products, NSI assumed responsibility for numerous RiceX's former employees. These employees were performing inspection and quality control for RiceX's production, and research and development for rice bran products.

     For the first nine months of 2001, NSI incurred expenses of approximately $648,000 to continue inspection, quality control, clinical trials, and research and development at their current levels. NSI anticipates that these expenses will increase as NSI commences large-scale distribution of its products, but NSI cannot predict the level of increase at this time, since the increase will depend substantially on the level of sales. NSI also anticipates that it may hire an additional 15-25 employees in the next 12 months as sales levels increase, most of whom will assist NSI in the marketing of its products.

     To date, NSI has funded its operations through short term debt. NSI has incurred approximately $2,548,083 in short term liabilities, and an additional approximately $291,000 in deposits. NSI expects to cause the Company to issue equity in exchange for cancellation of much of this debt. Future investment capital will be sought to retire a portion of these short-term loans.

     NSI anticipates that in the next 12 to 24 months, NSI will need an additional $15 to $25 million in financing. NSI anticipates that it will need $5 to $15 million to acquire RiceX, NSI's sole supplier for its products, $5 million to further increase production capacity, and $5 million for additional working capital, including the purchase of inventory for anticipated sales growth. NSI expects to obtain this additional funding from private placements of its or the Company's debt and/or equity securities, or through the public offering of the Common Stock.

     The Company will be dependent on the proceeds from future outside investments to continue and to expand NSI's operations and fully implement NSI's business plan, including the possible acquisition of The RiceX Company. If the Company is unable to raise sufficient capital in the future, the Company will be required to delay or forego some portion of NSI's business plan, which may have a material adverse effect on the Company's anticipated results from operations and financial condition. Alternatively, the Company may seek interim financing in the form of bank loans, private placement of debt or equity securities, or some combination thereof. Such interim financing may not be available in the amounts or at the times when the Company requires, and will likely not be on terms favorable to the Company.


                                   MANAGEMENT

     Officers and Directors.  As of the Exchange  Effective  Date, the executive
     ----------------------
officers and directors of the Company will be as follows:

    Name                        Age     Position
    ----                        ---     --------
    Patricia McPeak             60      Chief Executive Officer, President, and
                                        Director

    Edward G. Newton            65      Chief Operating Officer, Vice President,
                                        Sales, Chief Financial Officer,
                                        Secretary, and Director

    Dr. Rukmini Cheruvanky      66      Chief Science Officer

     All directors hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

     The following is a brief description of the business background of the executive officers and directors of the Company:

     Patricia  McPeak was the founder of NSI,  and has been the Chief  Executive
     ----------------
Officer, President, and a director of NSI since its formation in February 2000, and was the Secretary of NSI from February to October 2000. She has extensive experience in the field of protein and ingredient production, having served as an executive in this industry for 24 years. Ms. McPeak was a co-founder of The RiceX Company, and was the President and a director of that company since its formation in May 1989, until she resigned as President of that company to start NSI. In 1981, Ms. McPeak co-founded Brady International, Inc., and was an executive officer of that company from 1981 to May 1989.

     Edward  G.  Newton  has been the Vice  President,  Sales,  Chief  Financial
     ------------------
Officer, and a director of NSI since its formation in February 2000, has been the Secretary of NSI since October 2000 and Chief Operating Officer since April 2001. Mr. Newton has more than 32 years of experience in the food industry. For the last 20 years, he worked in various sales and management capacities for General Mills, an international consumer foods company. His positions at General Mills included Director of Personnel and Sales Training, Manager of Military Sales, and Purchasing Director of Ingredients. Mr. Newton received his bachelor's degree in economics and business administration from Whitman College.

     Dr. Rukmini Cheruvanky,  a leading researcher in the therapeutic effects of
     ----------------------
rice bran and rice bran oil for over 30 years, has been NSI's Chief Science Officer since March 2000. Prior to joining the NSI, she served as the Director of Research and Development of The RiceX Company from April 1996 to March 2000. From January to April 1996, Dr. Cheruvanky was the Laboratory Supervisor for Certified Analytical Laboratories in New York, a company that specializes in food analysis. From November 1994 to December 1995, she was Research Chemist in the Research and Development Department of DuPont Merck Pharmaceutical Company in New York. From May 1967 to February 1994, Dr. Cheruvanky served at the National Institute of Nutrition, Hyderabad, India, a premier nutritional institute, under the Indian Council of Medical Research. Dr. Cheruvanky retired in 1994 as a Deputy Director heading the Food Toxicology and Environmental Carcinogenic Division of the Institute. From May 1965 to May 1967, Dr. Cheruvanky worked as a Research Officer, investigating the active principles of the Indian Medicinal plants, under Indian Council of Medical Research scheme at the Chemistry Department, Andhra University, Waltair, India. Dr. Cheruvanky received her masters degree in Organic Chemistry from Andhra University in India in 1959 and doctorate degree in Organic Chemistry of Natural Plant Products from Andhra University in 1965. Dr. Cheruvanky has more than 80 peer-reviewed scientific publications to her credit. Dr. Cheruvanky traveled widely for exchange of scientific knowledge and study of food regulatory aspects in several countries, sponsored by a World Health Organization program. Dr. Cheruvanky is a Fellow of the American College of Nutrition.


                             PRINCIPAL SHAREHOLDERS

     As of the Exchange Effective Date and assuming the Company's Articles of Incorporation are successfully amended on or around such date, the Company will be authorized to issue 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of the Exchange Effective Date, the Company will have issued 20,649,520 shares of Common Stock, and no shares of preferred stock. In addition, the Company had committed (a) to issue employee and consultant stock options exercisable to purchase an aggregate of approximately 2,300,000 shares of Common Stock, subject to a number of conditions including the adoption of a stock incentive plan, (b) to issue warrants to purchase approximately 500,000 shares of Common Stock at $1 per share, (c) to reserve up to 300,000 shares of the Common Stock for issuance upon the conversion of two convertible promissory notes aggregating $300,000 in principal amount, and (d) to issue to NSI's creditors up to 2,000,000 shares of the Preferred Stock.

     The following table sets forth the beneficial ownership of shares of Common Stock expected as of the Exchange Effective Date by (1) each of the Company's officers and directors and all of the officers and directors as a group, (2) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (3) by all remaining shareholders the Company and NSI as a group. Except as indicated, the shareholders listed in the table have sole voting and investment power with respect to their shares.

 -------------------------------- ------------------ ----------------------
                                  Number             Percentage
                                  ------             ----------
 Name of Owner                    of Shares Owned    After Reorganization
 -------------------------------- ------------------ ----------------------
 Patricia McPeak (1)                 13,699,337             66%
 -------------------------------- ------------------ ----------------------
 Edward G. Newton (1)                     -0-              -0-
 -------------------------------- ------------------ ----------------------
 All Officers and Directors as a     13,699,337             66%
 Group (2 Persons)
 -------------------------------- ------------------ ----------------------
 Remaining NSI Shareholders           3,300,663             16%
 -------------------------------- ------------------ ----------------------
 Current Company Shareholders         3,649,520             18%
 -------------------------------- ------------------ ----------------------

Footnote:

(1) The address of Ms. McPeak and Mr. Newton is c/o NutraStar Incorporated, 1261 Hawk's Flight Court, El Dorado Hills, California 95762.


                              EXCHANGE TRANSACTION

Exchange with NutraStar Incorporated
------------------------------------

     The Company entered into a Plan and Agreement of Exchange dated November 9, 2001 (the "Exchange Agreement") pursuant to which at least 95% of the shareholders of NSI will exchange their shares of NSI common stock for 17,000,000 shares of the Common Stock (the "Exchange") on or about December 13, 2001 (the "Exchange Effective Date"). Upon the Exchange Effective Date, each share of NSI common stock of the Company will be exchanged for 1.42729565 shares of the Common Stock and the name of the Company will be changed to "NutraStar Incorporated." Upon the Exchange Effective Date, the current officers and directors of the Company will resign and the current officers and directors of NSI will become the officers and directors of the Company. On the Exchange Effective Date, it is expected that the Company will have no assets and no liabilities

     The Company is a reporting company under the Exchange Act. Immediately prior to the Exchange Effective Date, the Company's outstanding shares of capital stock will consist of 3,649,520 shares of Common Stock. The Company is current in its financial reporting requirements. The Company's stock transfer agent is Fidelity Transfer Company in Salt Lake City, Utah.

     Conduct of Business After Exchange  Transaction.  After the Reorganization,
     -----------------------------------------------
both entities would continue in existence with the Company becoming the corporate parent of NSI and NSI continuing its current operations as a wholly owned subsidiary. As a result of the Reorganization, the Company expects to change its name to NutraStar Incorporated to reflect its new business activity.

     Accounting Treatment of Exchange Transaction. For accounting purposes only,
     --------------------------------------------
NSI will be deemed the "issuer" of securities in the Exchange Transaction and, consequently, the Exchange Transaction (consisting of the exchange of stock of the Company for all outstanding stock of NSI) will be treated for  accounting  purposes  only as the issuance of
                              -------------------------------
shares by NSI principally for control of the Company. After the Exchange Transaction, the operation, assets and liabilities of both companies would be reported on a consolidated basis for financial statement purposes.

     Representations,  Warranties and Covenants. In the Exchange Agreement,  NSI
     ------------------------------------------
made various representations and warranties to the Company with respect to, among other things, its unaudited financial statements, absence of certain liabilities, litigation, absence of material changes in business operations, material contracts, property, leases and operating authority.

     Similar warranties and representations as those given by NSI were made by the Company. The representations and warranties contained in the Exchange Agreement will survive the Exchange Transaction. After the Exchange Effective Date. if either NSI or the Company should breach any representation or warranty given by it, a remedy or right would arise from the other party to seek damages or other remedies or waive the noncompliance.

     In addition to the above warranties and representations, both the Company and NSI have undertaken certain covenants relating to their operation after the Closing.

     Securities  Laws Aspects of Issuance of the  Company's  Common  Stock.  The
     ---------------------------------------------------------------------
shares of the Company's Common Stock which will be issued to the shareholders of NSI in exchange for the NSI common stock pursuant to the Exchange Transaction were not registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and Regulation D of the Securities Act. In addition, it is intended that the issuance of such shares will be exempt from the permit requirements of the State of California as a private offering.

     The shares issues by the Company in the Exchange Transaction are deemed "restricted stock" and bear a legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. The Company has granted the NSI shareholders certain registration or "piggyback" rights regarding the Exchange Common Stock issued to them. As a result of the Exchange Transaction, the former NSI shareholders, through their share ownership, will control the Company and could cause the Company to undertake the registration of their "restricted stock."

     Change in the  Company's  Board of  Directors.  As a result of the Exchange
     ---------------------------------------------
Transaction, Mr. Radd Berrett will resign as the sole director of the Company and will appoint Patricia McPeak and Edward Newton to the Company's Board of Directors to fill that vacancy. The Company's Bylaws provide for a Board of five members with the Company's Board expected to fill the remaining three Board vacancies in the near future.

     Directors appointed to the Company's Board will be subject to re-election at the Company's next annual shareholders' meeting.

     Federal  Income  Tax  Consequences.  A summary  of the  federal  income tax
     ----------------------------------
consequences of the Exchange Transaction is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences. ANY STOCKHOLDER WISHING TO EXERCISE HIS OR HER DISSENTER'S RIGHTS ARE

ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REORGANIZATION ON THEIR INDIVIDUAL TAX STATUS.

     No application was made for an advance ruling from the Internal Revenue Service regarding the tax consequences with respect to this Exchange
Transaction; however, it is intended that the Exchange Transaction will constitute a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). The references to "Sections" herein are references to Sections of the Code.

     Section 368(a)(1)(B) provides that a transaction may qualify as a "B" reorganization if it consists of the acquisition by one corporation, in exchange solely for all or a part of its voting stock, of stock of another corporation if, immediately after the acquisition, the acquiring corporation has control of the acquired corporation. The term "control" is defined in Code Section 368(c). It is intended that the Company will control NSI for purposes of Section 368(c) immediately after the Exchange Transaction.

     Section 354(a)(1) provides that no gain or loss shall be recognized if stock or securities in a corporation which is a party to reorganization are, in pursuance of the plan of reorganization, exchange solely for stock or securities in such corporation or in another corporation which is a party to the reorganization. Treas. Reg. Section 1.354-1(e) provides that, for the purposes of Section 354, stock rights or stock warrants are not included in the term "stock or securities."

     No gain or loss will be recognized by the Company on the receipt of NSI stock solely in exchange for the Company's stock pursuant to the Exchange Transaction. Sections 1001, 1002, and 1032(a). The Company's basis in the NSI stock will be the same as the basis of such stock in the hands of the NSI transferor immediately prior to the exchange.

     Our beliefs regarding the tax consequences of the Exchange Transaction are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

     This summary does not purport to be complete and does not address the tax consequences to holders who assert their dissenter's rights and receive the fair market value of their shares.

     The state and local tax consequences are not addressed and may vary, depending upon the state in which a shareholder resides.

     The foregoing summary is included for general information only. Accordingly, shareholders are urged to consult their own tax advisors with respect to the federal, state or local tax consequences of the Exchange Transaction or the assertion of a shareholder's dissenter's rights.

                         SHAREHOLDER DISSENTER'S RIGHTS

     Due to the nature of this Exchange Transaction, you have the right to assert your dissenter's rights pursuant to Section 1300 et al. of the California General Corporation Law (a copy of which is attached).

     If proposed corporate action creating dissenters' rights under California law is effectuated by written consent without a meeting, as is the case with the proposed Exchange Transaction, the Company is required to deliver a copy of sections 1300, 1301, 1302, 1303 and 1304 of the California General Corporation Law ("California Law") to each shareholder within ten (10) days after the date the Company received written consents without a meeting from the requisite number of shareholders necessary to authorize the action (the "Shareholders' Authorization Date"). Such sections of the California Law are attached as
Exhibit 5 to this Information Statement. THIS INFORMATION STATEMENT CONSTITUTES SUCH NOTICE TO THE HOLDERS OF THE COMPANY'S COMMON STOCK.

     Within 30 days after the mailing of notice to him or her, any shareholder who elects to dissent must file with the Company a notice of such election, stating the shareholder's name and address, the number of Common Shares as to which he or she dissents, and a demand for payment of the fair market value of his or her shares. A shareholder's Consent and Dissenter's Rights Election form has been provided for this purpose. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed Exchange Transaction. Any shareholder filing an election to dissent is required to deposit his or her certificates for shares of the Company's Common Stock with the Company simultaneously with the filing of the election to dissent.

     Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as described below and shall not be entitled to vote or to exercise any other rights of a shareholder.

     A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the Company to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the Company consents thereto. However, if such withdrawal is accepted, the right of such shareholder to be paid the fair market value of his or her shares shall cease and the shareholder shall be reinstated to have all his or her rights as a shareholder.

     Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the Exchange Effective Date, whichever is later (but in no case later than 90 days from the Shareholders' Authorization Date), the Company will make a written offer to each dissenting shareholder who has made demand as provided above and to pay an amount of $0.30 per share that the Company estimates to be the fair market value for such shares. Such "fair market value" is determined as of the day before the first announcement of the proposed Exchange Transaction (November 18, 2001) thus excluding any appreciation or depreciation in consequence of the proposed transaction.

     If within 30 days after the making of such offer any shareholder accepts the offer, payment for his or her shares ($0.30 per share with interest at the legal rate from the offer acceptance date) will be made by the Company within 30 days after the making of such offer or the consummation of the proposed Exchange Transaction, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares. The Company's obligation to purchase your dissenting shares is contingent upon the Exchange Transaction being consummated. If the Exchange Transaction is cancelled or terminated, you will be notified and the Company will not be obligated to make any payment for a dissenting shareholder's shares.

     If the Company fails to make such offer within the period specified above, or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then an action may be filed in the Superior Court of El Dorado County, California, requesting that the fair market value of such shares be determined. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair market value.

     The Company will pay each dissenting shareholder the amount found to be due him or her after final determination of the proceedings. The judgment will include interest at the legal rate from the date the judgment was entered. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company files annual, quarterly, and current reports, proxy statements, and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information on file at the Commission's public reference room in Washington D.C. You can request copies of those documents, upon payment of a duplicating fee, by writing to the Commission.

     The SEC allows the Company to "incorporate by reference" the information it files with them, which means that the Company can disclose important information to you by referring you to those documents. The Company incorporates by reference the document listed below, which is considered part of this Information Statement.

     (1)  Current report on Form 8-K filed on November 19, 2001;

     (2)  Registration of Securities on Form 10-SB filed on April 19, 2001; and

     (3) Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, filed on October 25, 2001.

     The Company is delivering with this Information Statement a copy of the Form 8-K, Form 10-SB and the latest Form 10-QSB filed with the SEC by the Company and referred to above. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Information Statement, or made herein, shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company's Exchange Act file number is 0-32565. You may request a copy of these filings at no cost, by writing or telephoning the Company at the following address: ALLIANCE CONSUMER INTERNATIONAL, INC., 4970 West 2100 South, Suite 200, Salt Lake City, Utah 84125, Attention: Corporate Secretary; telephone
(801) 886-2625.

     You may review a copy of this Information Statement, including exhibits, and other reports, statements, or other information that the Company filed with the SEC, at the SEC's public reference room located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material, when filed, may also be obtained from the Public Reference
Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Company's filings and the Information Statement can also be reviewed by accessing the SEC's website at http://www.sec.gov.


                             ADDITIONAL INFORMATION

     Management of both the Company and NSI and their respective officers and directors are available to answer questions concerning the terms and conditions of this Exchange Transaction and to obtain any additional information, to the extent that the Company or NSI possesses such information or can acquire it without unreasonable effort or expense. Questions regarding this Information Statement or written requests for additional information to verify or supplement the information contained in this Information Statement should be directed to:

Radd C. Berrett                           Patricia McPeak
President                                 Chief Executive Officer
Alliance Consumer International, Inc.     NutraStar Incorporated
4970 West 2100 South, Suite 200           1261 Hawk's Flight Court
Salt Lake City, Utah  84125               El Dorado Hills, California  95762
(801) 886-2625                            (916) 933-7000

                          INDEX TO FINANCIAL STATEMENTS

NSI Balance Sheet at September 30, 2001 (unaudited)

NSI Profit and Loss Statement for the nine months ended September 30, 2001 (unaudited)

NSI Balance Sheet at December 31, 2000 (unaudited)

NSI Profit and Loss Statement for the period from February 4, 2000 to December 31, 2001 (unaudited)



                                INDEX TO EXHIBITS

Exhibit 1 - Current Report on Form 8-K filed November 19, 2001

Exhibit 2 - Form 10-QSB for the quarter ended September 30, 2001

Exhibit 3 - Registration of Securities on Form 10-SB filed on April 19, 2001

Exhibit 4 - Restated Articles of Incorporation (proposed)

Exhibit 5 - California Shareholders Dissenter's Rights

                             NutraStar Incorporated
                                  Balance Sheet
                                   (unaudited)
                              at September 30, 2001
--------------------------------------------------------------------------------

ASSETS

Current Assets
Cash in Bank                                                        $    42,413
Accounts Receivable                                                     249,119
Inventory                                                               140,549
Prepaid Expenses                                                         15,357
                                                                    -----------

Total Current Assets                                                    447,438


Property and Equipment
Equipment & Software                                                    325,841
Accumulated Depreciation                                                (75,184)
                                                                    -----------

Total Property and Equipment                                            250,657


Other Assets
Intellectual Properties                                                  94,763
Accumulated Amortization                                                 (5,573)
                                                                    -----------

Total Other Assets                                                       89,190
                                                                    -----------

Total Assets                                                        $   787,285
                                                                    ===========


LIABILITIES AND CAPITAL

Current Liabilities
Accounts Payable-Trade                                              $   727,287
Investor Deposit Receipts                                               291,000
Accounts Payable-Other                                                  107,908
Accrued Salaries & Benefits                                             107,259
Current Portion Long-term Debt                                        1,605,629
                                                                    -----------

Total Current Liabilities                                             2,839,083


Long-Term Liabilities

Total Long-Term Liabilities                                                --
                                                                    -----------
Total Liabilities                                                     2,839,083


Capital
Paid-in Capital                                                         411,400
Retained Earnings                                                    (1,532,894)
Net Income                                                             (930,304)
                                                                    -----------

Total Capital                                                        (2,051,798)
                                                                    -----------

Total Liabilities & Capital                                         $   787,285
                                                                    ===========


--------------------------------------------------------------------------------

                             NutraStar Incorporated
                                Income Statement
                                  (unaudited)
                 For the Nine Months Ending September 30, 2001

--------------------------------------------------------------------------------

                                             September 2001         Year to Date
                                             --------------         ------------

Revenues
Sales                                           $   253,639         $   918,611
Interest Income                                          35               1,104
Commissions-The RiceX Co.                            93,852             206,138
Shipping Charges Reimbursed                             928              22,758
Sales Discounts                                       1,451              12,953
                                                -----------         -----------

Total Revenues                                      347,003           1,135,657
                                                -----------         -----------

Cost of Sales
Cost of Goods Sold                                  157,458             729,324
                                                -----------         -----------

Total Cost of Sales                                 157,458             729,324
                                                -----------         -----------

Gross Profit                                        189,545             406,333
                                                -----------         -----------

Expenses
Advertising Expense                                    --                12,172
Amortization Expense                                    515               3,442
Auto Expenses                                         1,874              15,325
Bank Service Charges                                    441               4,462
Cash (Over) Short                                      --                   (14)
Commissions & Finder's Fees                            --                   875
Depreciation Expense                                  8,850              69,407
Dues and Subscriptions Exp                             --                   404
Employee Benefit Programs Exp                         6,147              75,956
Equipment Rental                                        104               2,661
Fullfilment                                               8               1,507
Insurance Expense                                    (4,107)             22,990
Interest Expense                                     15,514             133,719
Licenses, Permits, Filing Fees                           55               3,519
Miscellaneous                                          --                   271
Outside Services                                      3,593              25,997
Payroll Tax Expense                                   1,787              32,351
Postage, Freight & Delivery                             669               3,415
Professional Fees                                    15,084             229,164
Promotional & Marketing                                --                 1,850
Research and Development                              4,186              47,498
Rent or Lease Expense                                 5,325              50,824
Repairs & Maintenance Expense                          --                    96
Royalty Expense                                        --                 4,010
Salaries & Wages                                     73,704             539,019
Supplies Expense                                      1,392              12,409
Telephone Expense                                     1,593              16,476
Travel & Entertainment                                  487              18,687
Utilities Expense                                     1,196               8,146
                                                -----------         -----------

Total Expenses                                      138,417           1,336,637
                                                -----------         -----------
Net Income                                      $    51,128         $  (930,304)
                                                ===========          ===========

--------------------------------------------------------------------------------

                             NutraStar Incorporated
                                 Balance Sheet
                                  (unaudited)
                              at December 31, 2000

--------------------------------------------------------------------------------

ASSETS

Current Assets
Cash in Bank                                                        $   (38,583)
Accounts Receivable                                                     114,622
Inventory                                                               515,772
Prepaid Expenses                                                         15,385
                                                                    -----------

Total Current Assets                                                    607,195

Property and Equipment
Equipment & Software                                                     91,492
Accumulated Depreciation                                                 (5,776)
                                                                    -----------

Total Property and Equipment                                             85,716

Other Assets
Intellectual Properties                                                  66,396
Deposits                                                                100,525
Accumulated Amortization                                                 (2,367)
                                                                    -----------

Total Other Assets                                                      164,554
Total Assets                                                        $   857,465
                                                                    ===========

LIABILITIES AND CAPITAL

Current Liabilities
Accounts Payable-Trade                                              $   801,442
Accounts Payable-Other                                                    2,241
Accrued Salaries & Benefits                                              39,509
Current Portion Long-term Debt                                          671,767
                                                                    -----------

Total Current Liabilities                                             1,514,959

Long-Term Liabilities

Total Long-Term Liabilities                                                --
                                                                    -----------

Total Liabilities                                                     1,514,959

Capital
Paid-in Capital                                                         875,400
Net Income                                                           (1,532,894)
                                                                    -----------

Total Capital                                                          (657,494)
                                                                    -----------
Total Liabilities & Capital                                         $   857,465
                                                                    ===========

--------------------------------------------------------------------------------

                             NutraStar Incorporated
                                Income Statement
                                  (unaudited)
              For the Period February 4, 2000 to December 31, 2000

--------------------------------------------------------------------------------
Revenues
Sales                                                               $   123,082
Interest Income                                                           2,304
Shipping Charges Reimbursed                                               5,025
Sales Discounts                                                             153
                                                                    -----------

Total Revenues                                                          130,258
                                                                    -----------
Cost of Sales
Cost of Goods Sold                                                      157,170
                                                                    -----------

Total Cost of Sales                                                     157,170
                                                                    -----------

Gross Profit                                                            (26,912)
                                                                    -----------

Expenses
Advertising Expense                                                      17,639
Amortization Expense                                                      2,367
Auto Expenses                                                            17,845
Bank Service Charges                                                        899
Commissions & Finder's Fees                                              28,530
Depreciation Expense                                                      5,776
Dues and Subscriptions Exp                                                  482
Employee Benefit Programs Exp                                            74,029
Equipment Rental                                                            103
Insurance Expense                                                        21,938
Interest Expense                                                         16,767
Licenses, Permits, Filing Fees                                            1,922
Miscellaneous                                                                66
Outside Services                                                         43,346
Payroll Tax Expense                                                      44,823
Postage, Freight & Delivery                                               8,391
Professional Fees                                                       285,675
Promotional & Marketing                                                  35,971
Research and Development                                                 30,985
Rent or Lease Expense                                                    74,549
Repairs & Maintenance Expense                                             1,425
Salaries & Wages                                                        679,766
Supplies Expense                                                         39,009
Taxes Expense                                                               111
Telephone Expense                                                        20,493
Travel & Entertainment                                                   43,067
Utilities Expense                                                        10,009
                                                                    -----------

Total Expenses                                                        1,505,982
                                                                    -----------
Net Income                                                          $(1,532,894)
                                                                    ===========

--------------------------------------------------------------------------------

         EXHIBIT 1 - CURRENT REPORT ON FORM 8-K FILED NOVEMBER 19, 2001
         --------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): November 19, 2001


                      Alliance Consumer International, Inc.
             (Exact name of Registrant as specified in its charter)



California                          000-27728                    87-0673375
(State or other jurisdiction   (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)



           4970 West 2100 South, Suite 200, Salt Lake City, Utah 84120 (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (801) 886-2625

Item 5.  Other Events

            On November 9, 2001, the Company entered into that certain Plan and Agreement of Exchange with NutraStar Incorporated, a Nevada corporation ("NutraStar") to acquire substantially all of the issued and outstanding shares of NutraStar in exchange for the issuance of 17,000,000 shares of the common stock of Company and up to 2,000,000 shares of the preferred stock of the Company at the final closing date. The closing date for the final agreements will be on or before December 6, 2001 (the "Closing"). The acquisition is subject to both parties completing their respective due diligence investigations.

            Concurrent with the Closing, the Company also intends to amend its Articles of Incorporation to authorize 10,000,000 of its Preferred Stock, designate 3,000,000 shares of the Preferred Stock as the Series A Preferred Stock, and to change its name to "NutraStar Incorporated." Upon the Closing, all of the officers and directors of the Company will resign and Patricia McPeak, the current President and Chief Executive Officer of NutraStar will be appointed as the President and Chief Executive Officer of the Company. The Company has no material assets or liabilities. Accordingly, NutraStar, as a wholly-owned subsidiary of the Company, will become the sole business of the Company at the Closing.

            Pursuant to the transaction with NutraStar and its shareholders, it is expected that there will be a change in control of the Company resulting in Ms. McPeak beneficially owning more than 63% of the outstanding shares of the common stock of the Company. At the Closing, it is anticipated that no other shareholder of the Company will beneficially own five percent or more of the outstanding shares of the common stock of the Company.

         NutraStar, together with its principal supplier, is one of the first companies that has focused on converting the beneficial elements of stabilized rice bran into "super food" products such as powders, supplement capsules, energy bars and drinks, sports wafers and skin creams. NutraStar believes that its all-natural "nutraceutical" products deliver pharmacological effects without the unwanted side effects of many pharmaceuticals. Accordingly, it is expected by NutraStar that many of its products could be used in place of some of the World's most widely distributed pharmaceuticals. NutraStar bases its belief and expectations primarily on anecdotal evidence and to a lesser extent on a number of limited clinical trials on several of its products for the treatment of Type I and Type II Diabetes, high LDL cholesterol, triglycercides, and Apolipoprotien B, and a treatment for joint pain and joint inflammation in mammals.

         NutraStar's core products are based on "stabilized rice bran" produced by The RiceX Company ("RiceX"). RiceX uses its proprietary food extrusion technology to create a stabilized rice bran using a combination of temperature, pressure, and other conditions. NutraStar believes that RiceX produces a superior stabilized rice bran product, with a combination of longer shelf life and higher nutrient content, than any other stabilized rice bran. NutraStar has an exclusive license to distribute RiceX's stabilized rice bran, as well as value-added rice bran products, for human consumption in the United States and several foreign countries.

         A limited clinical trial has suggested that NutraStar's stabilized rice bran products may lower blood glucose levels of diabetes mellitus patients. Since rice bran is a food product, NutraStar believes that such pharmacological effects can be reached without many of the undesirable side effects, such as those that may be present in pharmaceuticals. If further clinical trials support the beneficial effects of NutraStar's stabilized rice bran products and if the medical community widely endorses such use of NutraStar's products, then NutraStar believes that its products could replace some use of certain pharmaceuticals in the treatment of diabetes. Based on limited anecdotal evidence, NutraStar believes that its stabilized rice bran products may be beneficial in reducing high blood cholesterol and high blood lipid levels. NutraStar intends to conduct further clinical trials to investigate such effects.

         Most of NutraStar's current revenue results from wholesale sales to distributors who use NutraStar's products for base materials in their retail products. Recently, NutraGlo Incorporated, a subsidiary of NutraStar, entered into a private label distribution agreement with W. F. Young, Inc. for the equine product Absorbine Flex(TM). W.F. Young, Inc. is a significant manufacturer of equine and human products including the Absorbine line of products. NutraStar distributes its retail human products through an Internet-based website at www.nutrastar.com and through "word of mouth." In addition, NutraStar intends to explore several strategic alliances, joint ventures, and licensing agreements that will broaden its distribution channels. For the long-term, NutraStar intends to establish relationships with large multi-national food and pharmaceutical companies and foreign governments to obtain worldwide distribution of NutraStar's products.

Item 7.  Financial Statements, Pro Forma Financial Information

(a) Financial Statements of Business Acquired will be provided within 60 days from the Closing.

(b) Pro Forma Financial Information will be provided within 60 days from the Closing.

(c)  Exhibits

     2 Plan and Agreement of Exchange dated November 9, 2001 between the Company and NutraStar

     2.1  Press Release dated November 19, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 19, 2001

                                       Alliance Consumer International, Inc.



                                       By:   /s/ Radd C. Berrett
                                            -----------------------------------
                                               Radd C. Berrett, President

Exhibit 2



Plan and Agreement of Exchange
By and Between ALLIANCE CONSUMER INTERNATIONAL, INC.
A California Corporation And
NUTRASTAR INCORPORATED, A Nevada Corporation

         THIS PLAN AND AGREEMENT OF EXCHANGE (this "Agreement') is made and entered into by and between Alliance Consumer International, Inc., a California corporation (hereinafter sometimes called "Alliance Consumer") and NutraStar Incorporated, a Nevada corporation, (hereinafter sometimes called "NutraStar") at Salt Lake City, Utah on this 9th day of November, 2001.
         WHEREAS, Alliance Consumer is a publicly held corporation whose shares are routinely the subject of bid and ask quotations on the National Association of Securities Dealers Over-the-Counter Electronic Bulletin Board who is seeking to acquire one or more active business operations as wholly-owned subsidiaries; and
         WHEREAS, NutraStar is a Nevada corporation whose management and shareholders desire to have the corporation acquired as a subsidiary of a publicly held corporation (the "Acquisition"); and
         WHEREFORE, in order to effect the acquisition of NutraStar by Alliance Consumer and set forth the representations, warranties and respective obligations of the parties related thereto, Alliance Consumer and NutraStar desire to enter into this written agreement:
         NOW, THEREFORE, in consideration of the mutual representations, warranties, agreements and obligations hereinafter set forth, the parties hereto mutually agree as follows:

                                    Article I
                                 Share Exchange

Section 1.01:  Sale of Shares of NutraStar
               ---------------------------
         NutraStar hereby agrees to assist Alliance Consumer in the assembly of certificates representing at least 95% of the issued and outstanding common shares of NutraStar, endorsed by their registered owners in favor of Alliance Consumer, and cause the same to be delivered to Alliance Consumer free and clear of any liens, claims or encumbrances of any type or sort, subject to the warranties contained in Article III of this agreement.

Section 1.02: Consideration for Transfer of NutraStar Shares.
              -----------------------------------------------
         As consideration for the aforesaid assignment of NutraStar shares, Alliance Consumer agrees to issue and cause to be delivered duly issued certificates representing 17,000,000 shares (the "Exchange Shares") of the Common Stock of Alliance Consumer (the "Common Stock") to the shareholders of NutraStar in the names and amounts specified in the various exchange agreements between the shareholders of NutraStar and Alliance Consumer. The Exchange Shares shall represent not less than 82.33 % of the 20,649,520 shares that will constitute all of the issued and outstanding shares of the Common Stock immediately after the Closing (as defined herein), excluding any securities sold in connection with the Acquisition immediately following the Closing as set forth in Section 2.02 hereof.

Section 1.03: Closing.
              --------
         Subject to the conditions set forth herein, this Agreement shall be closed by the delivery of all documents, schedules, financial statements required by this Agreement on or before December 6, 2001, the date which shall be deemed the "Closing Date" or "Closing" as referred to herein. Upon notice by NutraStar that it cannot effect the Closing by December 6, 2001 and that it is using its commercial best efforts to cause the Closing to occur, the Closing Date shall be extended to December 31, 2001. In the event that NutraStar is ready, willing and able to effect the Closing on or before the Closing Date and the Closing does not occur as a result of Alliance Consumer's failure to effect the Closing, the Closing Date shall be extended until such time as Alliance Consumer is ready, willing and able to effect the Closing.

Section 1.03.  Record Registration of Alliance Consumer Shares.
               -----------------------------------------------
         All shares to be issued by Alliance Consumer pursuant to this Agreement shall be represented by certificate[s] duly registered to shareholders of NutraStar that NutraStar identifies to Alliance Consumer prior to the Closing, subject to the warranties and restrictions set forth in Article II of this Agreement.

                                   Article II
         Covenants, Representations, and Warranties of Alliance Consumer

         Alliance Consumer and Radd C. Berrett hereby represent, warrant and covenant as follows:

Section 2.01:  Legal Status
               ------------
         Alliance Consumer is a corporation duly organized, validly existing and in good standing under the laws of California with lawful power to conduct all businesses in which it is engaged in all jurisdictions in which it is found.

Section 2.02: Capitalization
              --------------
         Alliance Consumer has an authorized capitalization of Fifty Million (50,000,000) common shares of no par value. There are presently 3,649,520 shares of the Common Stock outstanding (the "Original Shares"). Alliance agrees that it will, immediately after the Closing, issue to the shareholders indicated by NutraStar an additional 1,000,000 of its restricted shares of Common Stock and up to 2,000,000 of its restricted Series A Preferred Stock (the "New Securities") without registration under the Securities Act of 1933 (the "Act") in reliance on the exemption from registration provided by ss.3(b) of the Act and Rule 506 of Regulation D thereunder, from which placement it shall have received and will maintain at the Closing, gross proceeds of not less than $1 million with respect to the issuance of the restricted shares of the Common Stock. Upon the Closing and excluding any of the New Securities, the Original Shares are not restricted securities under Rule 144 of the Act and the certificates therefor do neither bear nor require a restrictive legend.

Section 2.03:  Financial Condition
               -------------------
         The audited financial statements of Alliance Consumer as of December 31, 2001, and the unaudited but reviewed stub period financial statements for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 which are attached hereto as Exhibits 2.01(a), (b), (c) and (d) respectively, fully and accurately represent the financial condition of Alliance Consumer at the date indicated. There have been no material adverse changes to the financial conditions described in those financial statements since their dates. No material changes in the financial condition of Alliance as represented by the unaudited quarterly stub statement as of September 30, 2001 shall have occurred prior to the Closing.

Section 2.04:  Performance Not Violative of Any Instrument
               -------------------------------------------
         Neither the execution of this Agreement nor the performance by Alliance Consumer of its obligations hereunder will result in any breach of the terms of the conditions of, or constitute a default under, any agreement or instrument to which Alliance Consumer is a party, or by the terms of which Alliance Consumer is bound. Alliance Consumer is not a party to any contract or obligation whatsoever to any third party with respect to professionals engaged in the connection with the negotiation and delivery of this Agreement and NutraStar.

Section 2.05: Liabilities and Litigation
              --------------------------
         Except for the obligations of Alliance Consumer to Fidelity Stock Transfer in the normal course of business, there are not now, and at the Closing there will not be any material claims, actions, proceedings, or investigations pending or threatened against Alliance Consumer in any court or regulatory agency, nor any orders, writs, or injunctions issued out of any such court or agency affecting Alliance Consumer. At the Closing, Alliance Consumer shall not have any liabilities, contingent or otherwise and shall not be obligated to perform services or provide products for any third party.

Section 2.06:  Securities to be Issued
               -----------------------
         The Exchange Shares are of no par value and have equal voting rights as all other outstanding shares of the Common Stock. NutraStar hereby acknowledges its awareness that said shares will not, when issued, have been registered under either the Act or under the Uniform Securities Act of any state; but are being issued in reliance on the exemption from federal regulation provided by Section 4(2) of the Act for transactions by an issuer not involving any public offering and from state registration by applicable isolated transaction or private placement exemptions.

Section 2.07:  Shareholder Approval
               --------------------
         As of the Closing, Alliance Consumer shall have obtained the written consent to issue the Exchange Shares from its shareholders holding at least 93% of the issued and outstanding shares of Common Stock immediately prior to the Closing. With respect to those shareholders from whom Alliance Consumer does not receive such written consent, Alliance Consumer shall have complied with all notice and disclosure requirements under federal and state law, including without limitation the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the California corporations code. With respect to any disclosure document required by federal or state securities laws, NutraStar and its legal counsel shall have the opportunity to review and approve any such document before its submission to the appropriate regulatory authorities and shareholders and review any comments and responses to such comments from any regulatory authorities.

Section 2.08 Resignation of Officers and Directors.
             --------------------------------------
         At the Closing, all of the officers and directors of Alliance Consumer immediately prior to the Closing shall tender their resignations.


                                   Article III
             Covenants, Representations, and Warranties of NutraStar

         NutraStar hereby represents, warrants and covenants as follows:

Section 3.01:  Legal Status
               ------------
         NutraStar is a corporation duly organized existing, and in good standing under the state of Nevada with legal authority to enter into this transaction.

Section 3.02:  Corporate Approval
               ------------------
         NutraStar warrants that it will, prior to the Closing, take all corporate actions and duly adopted all resolutions required by its charters and by-laws to permit its officers to enter into this transaction and perform its obligations thereunder. It will, prior to the Closing, have conducted a duly called meeting of its stockholders who shall have approved this transaction as contemplated herein. It shall have dealt with any dissenting stockholders pursuant to the corporate laws of the State of Nevada and received, for transfer to Alliance Capital, certificates constituting at least 95% of the issued and outstanding shares of NutraStar with the consent of each stockholder to the exchange of those shares for shares of Alliance Consumer.

Section 3.03. Material Contracts
              ------------------
         NutraStar is not, and at the closing date will not be a party to, or bound by any material, oral, or written contract which would render its execution of this agreement, or any action it may take to distribute the Alliance Consumer shares issued pursuant hereto to its stockholders, pro rata to their respective interests in NutraStar, a breech.

Section 3.05:  Litigation
               ----------
         Except as set forth on Schedule 3.05 hereof, there are not now, and at the Closing there will not be any material claims, actions, proceedings, or investigations pending or threatened against NutraStar in any court or regulatory agency which would bar or infringe the conveyances contemplated hereby or the value of the assets conveyed.

Section 3.06:  Taxes
               -----
         Except as set forth on Schedule 3.06 hereof, NutraStar does not owe any state, federal, or local taxes except taxes accrued during 2001 which are not yet due, and has filed all tax returns required to be filed by it.

Section 3.07: Obligation of NutraStar Regarding Securities Act Registration
              -------------------------------------------------------------
         NutraStar agrees that it will disclose all relevant facts and comply with all applicable federal and state securities laws regarding the issuance of the Exchange Shares to the NutraStar shareholders, that it will make available all financial and business records necessary to permit Alliance Consumer to constructively assist in the disclosure process, and that it will not, in connection with such process and the distribution of the securities pursuant to any such disclosure, (i) employ any device, scheme or artifice to defraud, (ii) make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstance under which they are made, not misleading, (iii) or engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon any person. NutraStar further agrees that it will not, in connection with any such registration or distribution, do any act which would constitute a violation of Section 17 of the Act, and any regulations promulgated thereunder, or any other antifraud provision of any state or federal securities law.

Section  3.08: Provisions Related to the Acquisition of Shares of Common Stock
               ---------------------------------------------------------------
by NutraStar Shareholders
-------------------------
         In connection with the acquisition of the Exchange Shares by its shareholders, NutraStar on behalf itself and its shareholders acknowledges, warrants, and represents as follows:
         a. It has received and reviewed filings made by Alliance Consumer under ss. 13 or ss. 15(d) of the Exchange Act via the Edgar Filing System maintained by the Securities and Exchange Commission, as well as certain information prepared by Alliance Consumer pursuant to Rule 15c2-11 of the Exchange Act;
         b. NutraStar is a business entity managed by persons of sufficient business experience to evaluate the risks inherent in this transaction;
         c. There is an exemption from registration available to permit the transfer of the Exchange Shares to NutraStar's shareholders.

         d. It consents to the placement on each certificate representing the Exchange Shares a standard form investment legend stating that the shares are not registered under the Act and cannot be sold, hypothecated, or transferred without registration or under an appropriate exemption from registration.
         e. It acknowledges its familiarity with Rule 144 of the Securities and Exchange Commission which has been promulgated pursuant to ss. 3(b) of the Act which generally governs resale of restricted securities, and further concedes that Alliance Consumer has not represented, directly or indirectly, that the exemption provided by either rule will ever be available to NutraStar or its assignees.
         f. NutraStar hereby consents to the placement of "stop-transfer" instructions as to all shares issued to it hereunder and agrees to procure consent to such instructions from any person to whom it may transfer any of the shares.

                                   Article IV
                                  Miscellaneous
                                  -------------

Section 4.01:     Notices
                  -------
         Any notice or other communications required hereby shall be deemed delivered when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, return receipt requested, addressed to the respective corporate and individual parties hereto as set forth on Exhibit 4.01 hereto.

Section 4.02:     Entire Agreement Counterparts
                  -----------------------------
         This instrument and the exhibits and schedules hereto contain the entire agreement of the parties. It may be executed in any number of counterparts, each of which shall be deemed original, but such counterparts together constitute only one and the same instrument.

Section 4.03:     Controlling Law
                  ---------------
         The validity, interpretation of terms and performance of this agreement shall be governed by and constructed under the laws of California.

Section 4.04 Attorneys' Fees:
             ----------------
         In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party or parties shall reimburse the non-prevailing party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 4.05  Entire Agreement:
              ----------------
         This Agreement represents the entire agreement among the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

Section 4.06  Survival:
              --------
         The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years from the Closing Date.

Section 4.07 Counterparts:
             -------------
         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 4.08 Remedies Cumulative; Amendment or Waiver:
             -----------------------------------------
         Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

                                    Article V
                                 Indemnification

Section 5.01:  Indemnification by NutraStar
               ----------------------------
         NutraStar will indemnify and hold harmless Alliance Consumer and its directors and officers, and each person, if any, who controls Alliance Consumer within the meaning of the Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by NutraStar expressly for use therein. NutraStar agrees at any time upon the request of Alliance Consumer to furnish it with a written letter or statement confirming the accuracy of the information with respect to NutraStar contained in any report or other application or statement referred to in this Section 5.01, or in any draft of any such documents, and confirming that the information with respect to NutraStar contained in such document or draft was furnished by NutraStar, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by NutraStar expressly for use therein. The indemnity agreement contained in this Section 5.01 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Alliance Consumer and shall survive the consummation of the transactions contemplated by this Agreement for a period of two years.

Section 5.02 Indemnification by Alliance Consumer and Radd C. Berrett
             --------------------------------------------------------
         Alliance Consumer and Radd C. Berrett will indemnify and hold harmless NutraStar, its directors and officers, and each person, if any, who controls NutraStar within the meaning of the Act, and NutraStar's shareholders from and against (a) any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Act and the Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Alliance Consumer expressly for use therein, and (b) any claims made against Alliance Consumer after the Closing by any party regarding an obligation of Alliance Consumer in effect immediately prior to the Closing. Alliance Consumer agrees at any time upon the request of NutraStar to furnish to it a written letter or statement confirming the accuracy of the information with respect to Alliance Consumer and its subsidiaries contained in any information statement, report, or other application or statement referred to in this Section 5.02, or in any draft of any such document, and confirming that the information with respect to Alliance Consumer contained in such document or draft was furnished by Alliance Consumer, indicating the inaccuracies or omissions contained in such document or draft or indicating the information not furnished by Alliance Consumer expressly for use therein. The indemnity agreement contained in this Section 5.02 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of NutraStar and shall survive the consummation of the transactions contemplated by this Agreement for a period of two years.

                                   ARTICLE VI
                Conditions Precedent to Obligations of NutraStar

         The obligations of NutraStar under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01  Accuracy of Representations:
              ----------------------------
         The representations and warranties made by Alliance Consumer in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Alliance Consumer shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. NutraStar shall be furnished with a certificate, signed by a duly authorized officer of Alliance Consumer and dated the Closing Date, to the foregoing effect.

Section 6.02 Officer's Certificates:
             -----------------------
         NutraStar shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Alliance Consumer to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Alliance Consumer, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies and Alliance Consumer's own documents, the certificate shall represent that:
         (a) This Agreement and each other agreement or document to be executed and delivered pursuant to the terms of this Agreement has been duly approved by Alliance Consumer's board of directors and has been duly executed and delivered in the name and on behalf of Alliance Consumer by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors and shareholders of Alliance Consumer in the manner required by the California Corporations Code;
         (b) The representations and warranties of Alliance Consumer set forth in this Agreement and each other agreement or document to be executed and delivered pursuant to this Agreement are true and correct as of the date of the certificate;
         (c) There has been no Alliance Consumer Material Adverse Effect (as defined herein) up to and including the date of the certificate, and Alliance Consumer is current in the filing of all periodic reports required to be filed by it with the SEC. "Alliance Consumer Material Adverse Effect" means any change in or effect (i) that is or will be materially adverse to the business, results of operations, or financial condition of Alliance taken as a whole, or (ii) that will prevent or materially impair Encore' ability to consummate the Closing.; and
         (d) All conditions required by this Agreement to have been met, satisfied, or performed by Alliance Consumer have been met, satisfied or performed.

Section 6.03  No Alliance Consumer Material Adverse Effect:
              --------------------------------------------
         There shall not have occurred any Alliance Consumer Material Adverse Effect.

Section 6.04  Good Standing:
              -------------
         NutraStar shall have received certificates of good standing from the California Secretary of State, dated as of a date within five days prior to the Closing Date, certifying that Alliance Consumer is in good standing as a corporation in the state of California.

Section 6.05  Alliance Consumer Stockholder Approval:
              --------------------------------------
         The shareholders of Alliance Consumer shall have approved this Agreement and the Merger if and to the extent required by the California corporations code.

Section 6.06 Resignations; New Board of Directors:
             -------------------------------------
         The members of the Board of Directors and the officers of Alliance Consumer shall have resigned and the Board of Directors of Alliance Consumer shall have filled the vacancies on the Board of Directors with the nominees of NutraStar.

Section 6.07  Other Items:
              -----------
         NutraStar shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as NutraStar may reasonably request.

WHEREFORE, we have set our hands hereto this 9th day of November, 2001


                                        Alliance Consumer International, Inc.



                                        By: /s/ Radd C. Berrett
                                            -----------------------------------
                                              President

Attest:





/s/ Radd C. Berrett
--------------------------------------
Secretary

                                        NutraStar Incorporated.



                                        By: /s/ Patricia McPeak
                                            -----------------------------------
                                              President


Attest:



/s/ Edward G. Newton
--------------------------------------
Secretary


With respect to Article II and Article V only:


/s/ Radd C. Berrett
--------------------------------------
Radd C. Berrett

                                  Schedule 3.5
                                  ------------

                                  Litigation

Kanter v. NutraStar and Patricia McPeak
---------------------------------------
California Superior Court, Ventura County, Civil Action # CIV205570
-------------------------------------------------------------------

Dr. Kanter is suing NutraStar and Ms. McPeak for breach of contract, fraud, intentional misrepresentation, negligent misrepresentation, promise without intent to perform, violation of California Corp. Code 27101. Plaintiff alleges an oral contract where Plaintiff was to invest $100,000 and Defendants would not use or spend this money until the Plaintiff received a private placement memorandum and subscription materials. Plaintiff alleges that he chose not to invest and requested the return of his funds and that the Defendants failed to return this money and commingled it with other funds. NutraStar is currently in settlement discussions with the Plaintiff which would be effected on the Closing.

Newgold, Inc., Scott Dockter, and Edward Mackay v. NutraStar and Patricia McPeak
--------------------------------------------------------------------------------
California Superior Court, El Dorado County, Civil Action # PC20010375
----------------------------------------------------------------------

The Plaintiffs are suing for breach of contract, fraud, and unfair business practices. Plaintiffs allege that, in reliance on promises regarding patents and other benefits, a promissory note for $250,000 and loans of $150,000 were provided to Defendants. It is alleged that Defendants failed to repay these amounts on time and have diverted these funds to other uses. NutraStar intends to vigorously counterclaim against Defendants in amounts in excess of Plaintiffs' claims based on claims of breach of contract that Plaintiffs failed to perform certain investment banking and other services. NutraStar is currently in settlement discussions with the Plaintiffs that would be effected on the Closing.




                                  Schedule 3.6
                                  ------------

                                      Taxes

                                      None

Exhibit 2.1 - Press Release

November 19, 2001 - Salt Lake City, Utah



Press Release

SOURCE: Alliance Consumer International, Inc.

Alliance Consumer International, Inc. Signs Business Combination Agreement with NutraStar Incorporated

SALT LAKE CITY, Nov 19/PRNewswire/-- Alliance Consumer International, Inc. (OTC
BB: ACIN - news) announced today that it had signed a definitive agreement with NutraStar Incorporated (www.nutrastar.com) of El Dorado Hills, California pursuant to which NutraStar would become a wholly owned subsidiary of Alliance. Subject to further due diligence the business combination is scheduled to close on or before December 6, 2001.

"NutraStar is an exciting company with outstanding management. The proprietary technology they have implemented has global implications within the Agricultural, Nutraceutical, Therapeutic and Food Source communities," said Radd
C. Berrett, President of Alliance Consumer International, Inc. Berrett further stated "We believe this merger will add significant value to our company and greatly benefit our shareholders."

Patricia McPeak, President & Chief Executive Officer of NutraStar stated, "By bridging NutraStar's capabilities with Alliance Consumer International, we will be creating shareholder equity and gaining greater access to the capital markets for expansion of this vital company. NutraStar(TM) is a pioneer in rice bran science and technology, with expertise in nutraceutical product formulation. We bring to the merger an innovative team, patents, double-blind clinical trials, and an proprietary product line. This affiliation will accelerate the availability of highly nutritious, whole food nutraceutical products to the U.
S. and overseas markets. It should be noted that by definition, nutraceutical products are natural products that deliver pharmacological benefits, which in many cases enable the body to heal itself."

This release contains forward-looking statements as defined by various Securities Acts. Although the Company believes the expectations reflected in such statements are reasonable, no assurances can be given that they will prove correct. Any statements herein should not be considered guarantees of future positive corporate or stock performance.

For further information please contact Mr. Radd Berrett of Alliance Consumer International, Inc. at (801) 886-2625.


SOURCE: Alliance Consumer International, Inc.

        EXHIBIT 2 - FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2001
        ----------------------------------------------------------------



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)


[X] Quarterly report under Section 13 or 15(d) under the Securities Exchange Act of 1934.

         For the quarterly period ended      September 30, 2001
                                        ------------------------

[ ] Transition report under Section 13 or 15(d) of the Exchange Act.



         For the transition period from           to
                                        ---------    ----------


                             Commission file number  0-32565
                                                    ---------


                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                 (Name of Small Business Issuer in its charter)


           California                                            87-0673375
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


    4970 West 2100 South, Suite 200
         Salt Lake City, Utah                                      84125
(Address of principal executive offices)                        (Zip Code)


                                 (801) 886-2625
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                        (Former Name, Former Address and
                Former Fiscal Year, if Changed Since Last Report)

     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes      X         No
   ---------------   ---------------

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: The issuer had 3,649,520 shares of common stock outstanding as of September 30, 2001.

         Transitional Small Business Disclosure Format (check one):

Yes                 No      X
   ---------------   ---------------

                                TABLE OF CONTENTS
                                                                          PAGE

                                     PART I


ITEM 1.   Financial Statements (unaudited) ................................ 3

ITEM 2.   Management's Discussion and Analysis or
            Plan of Operations ............................................ 9


                                     PART II

ITEM 1. Legal Proceedings .................................................10

ITEM 2. Changes in Securities .............................................10

ITEM 3. Defaults Upon Senior Securities ...................................10

ITEM 4. Submission of Matters to a Vote of Security Holders ...............10

ITEM 5. Other Information .................................................10

ITEM 6. Exhibits and Reports on Form 8-K ..................................10

Signatures ................................................................10


                   FORWARD LOOKING STATEMENTS AND RISK FACTORS

Certain statements contained in this Form 10-QSB filed by Alliance Consumer International, Inc., a development stage company ("Alliance" or the "Company") constitute "statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements, identified by words such as "will," "may," "expect," "believe," "anticipate," "intend," "could," "should," "expect," "estimate," "plan" and similar expressions, relate to or involve the current views of management with respect to future expectations, objectives and events and are subject to substantial risks, uncertainties and other factors beyond management's control that may cause actual results to be materially different from any such forward-looking statements. Such risks and uncertainties include those set forth in this document and others made by or on behalf of the Company in the future, including but not limited to, the Company's limited operating history, its recent emergence from bankruptcy, its need for additional capital or financing, its ability or inability to produce and market products and services, its ability to make a profit in the future, its dependence on a limited number of customers and key personnel, its dependence on certain industries, its ability to locate and consummate business opportunities that would appear to be in the best interests of the shareholders, its ability to implement strategies to develop its business in emerging markets, competition from other or similar companies or businesses, and, general economic conditions. Any forward-looking statements in this document and any subsequent Company document must be evaluated in light of these and other important risk factors. The Company does not intend to update any forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

                                     PART I

ITEM 1.  Financial Statements (Unaudited)

The accompanying balance sheet of Alliance Consumer International, Inc. (development stage company) at September 30, 2001 and the related statements of operations and cash flows for the three and nine months ended September 30, 2001 and 2000 and the period March 12, 2001 (date of inception of development stage) to September 30, 2001 have been prepared by the Company's management and they do not include all information and notes to the financial statements necessary for a complete presentation of the financial position, results of operations, cash flows and stockholders' equity in conformance with generally accepted accounting principles. In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

Operating results for the quarter ended September 30, 2001 are not necessarily indicative of the results that can be expected for the year ending December 31, 2001.

Alliance Consumer International, Inc.
(Development Stage Company)
BALANCE SHEET
September 30, 2001


ASSETS

CURRENT ASSETS
   Cash                                                                     484

                                                                       --------
      Total Current Assets                                             $    484
                                                                       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable - related parties                                  $ 21,405
   Accounts payable                                                         747
                                                                       --------
      Total Current Liabilities                                          22,152

STOCKHOLDERS' EQUITY
   Common stock
      50,000,000 shares authorized with no par value,
      3,649,520 shares issued and outstanding - Note 1                    1,500
   Deficit accumulated during the development
      stage - dated March 12, 2001 (Note 1)                             (23,168)
                                                                       --------
      Total Stockholders' Deficiency                                    (21,668)
                                                                       --------
                                                                       $    484
                                                                       ========


The accompanying notes are an integral part of these financial statements.



Alliance Consumer International, Inc.
(Development Stage Company)
STATEMENTS OF OPERATIONS
For the Three and Nine Months Ended September 30, 2001 and 2000 and the
Period March 12, 2001 (date of inception of development stage) to September 30, 2001

                                                                                                                Inception (dated
                                                                                                                 March 12, 2001
                                           Three Months                              Nine Months                    - Note 1)
                             September 30, 2001   September 30, 2000   September 30, 2001  September 30, 2000  to September 30, 2001
REVENUES                       $         --        $           --        $         --        $         --        $         --
EXPENSES                               10,696                  --                23,168                --                23,168

                               --------------      ----------------      --------------      --------------      --------------
NET LOSS                       $      (10,696)     $           --        $      (23,168)     $         --        $      (23,168)
                               ==============      ================      ==============      ==============      ==============

NET LOSS PER COMMON SHARE
   Basic                      ($         0.00)     $           0.00      ($        0.01)     $         0.00

AVERAGE OUTSTANDING SHARES
   Basic                            3,649,520             3,649,520           3,649,520           3,649,520



The accompanying notes are an integral part of these financial statements.




Alliance Consumer International, Inc.
(Development Stage Company)
STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2001 and 2000 and the Period
March 12, 2001 (date of inception of development stage) to September 30, 2001


                                                                                                           Inception (dated
                                                                                                            March 12, 2001
                                                                             Nine Months                      - Note 1)
                                                               September 30, 2001  September 30, 2000   to September 30, 2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                          $  (23,168)          $     --            $    (23,168)
   Adjustments to reconcile net loss to net cash  provided
   by operating activities
      Changes in accounts payable                                     22,152                 --                  22,152
      Contributions to capital - expenses                              1,500                 --                   1,500
                                                                  ----------           ----------          ------------
         Net Cash (Used) From Operations                                 484                 --                     484

CASH FLOWS FROM INVESTING ACTIVITIES                                    --                   --                    --

CASH FLOWS FROM FINANCING ACTIVITIES                                    --                   --                    --

Net Increase (Decrease) in Cash                                          484                 --                     484
Cash at Beginning of Period                                             --                   --                    --
                                                                  ----------           ----------          ------------
Cash at End of Period                                             $      484           $     --            $        484
                                                                  ==========           ==========          ============

NON CASH FLOWS FROM OPERATING ACTIVITIES
   Contributions to capital - expenses                            $    1,500           $     --            $      1,500



The accompanying notes are an integral part of these financial statements.



Alliance Consumer International, Inc.
(Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

1.          ORGANIZATION

The Company was incorporated under the laws of the state of California on March 18, 1998 with authorized common stock of 15,000,000 shares with no par value and 500,000 preferred shares with no par value with the name of "Hickory Investments II". On June 2, 1998 the name was changed to "Alliance Consumer International, Inc."

The Company had been engaged in the business of manufacturing cosmetics, detergents, and pharmaceutical products.

On July 13, 1999 the Company filed a voluntary petition for bankruptcy in the United States Bankruptcy Court under Chapter 11 and emerged from bankruptcy on March 12, 2001 with no remaining assets or liabilities.

The bankruptcy settlement included, a change in officers, an increase in the authorized common capital stock from 15,000,000 to 50,000,000 shares with no par value, a cancellation of the authorized and any outstanding preferred shares, a reverse common stock split of 50 shares of outstanding stock for one share, and the issuance of 3,517,143 post split common shares in exchange for $50,000, which was paid into the bankruptcy court by recipients of the shares. The total of the post split outstanding shares, following completion of the terms of the settlement, was 3,649,520.

Amended articles of incorporation completing the terms of the bankruptcy have been filed in the state of California.

This report has been prepared showing the name "Alliance Consumer International, Inc." and the post split of the common stock, with no par value, from inception. The accumulated deficit has been restated to zero and dated March 12, 2001 with the statement of operations to begin on March 12, 2001.

2.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

On September 30, 2001, the Company had an available net operating loss carry forward of $23,168. The tax benefit of $6,950 from the carry forwards have been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The loss will expire in 2022.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of the preferred share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Comprehensive Income
--------------------

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.          GOING CONCERN

The Company will need working capital to service its debt and for any planned activity.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity and debt funding which will enable the Company to operate for the coming year.

4.          RELATED PARTY TRANSACTIONS

Related parties have acquired 41% of the outstanding common capital stock.

Related parties have loaned the Company $21,405.

ITEM 2.  Plan of Operations

The Company's management intends to acquire interests in one or more business opportunities which, in the opinion of management, will provide a profit to the Company. Continuation of the Company as a going concern is dependent upon obtaining additional working capital. The management of the Company has developed a strategy, which they believe can obtain the needed working capital through additional equity funding and long-term debt which will enable the Company to continue operations for the coming year.

Liquidity and Capital Resources
-------------------------------

The Company will need additional working capital to finance its planned activity.

Results of Operations
---------------------

The Company has had no operations during this reporting period.

                                     PART II

ITEM 1. Legal Proceedings

The company is not currently aware of any legal proceedings or claims that the company believes will have, individually or in the aggregate, a material adverse effect on the company's financial position or results of operations.

ITEM 2. Changes in Securities

None.

ITEM 3. Defaults Upon Senior Securities

None.

ITEM 4. Submission of Matters to a Vote of Security Holders

None.

ITEM 5. Other Information

None.

ITEM 6. Exhibits and Reports on Form 8-K

(a) Exhibits Filed.

None.

(b) Reports on Form 8-K.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              ALLIANCE CONSUMER INTERNATIONAL, INC.
                              (Registrant)




Dated: 10/23/01               By: s/  RADD C. BERRETT
                                  -----------------------------------
                              Radd C. Berrett, President and Sole Director

  EXHIBIT 3 - REGISTRATION OF SECURITIES ON FORM 10-SB FILED ON APRIL 19, 2001
  ----------------------------------------------------------------------------






As filed with the Securities and Exchange Commission on April 19, 2001.



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM 10-SB


               GENERAL FORM FOR REGISTRANTS OF SECURITIES OF SMALL
                                BUSINESS ISSUERS

        Under Section 12(b) or (g) of the Securities Exchange Act of 1934


                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                 (Name of Small Business Issuer in its charter)


           California                                           87-0673375
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


    4970 West 2100 South, Suite 200
         Salt Lake City, Utah                                      84120
(Address of principal executive offices)                         (Zip Code)


                                 (801) 886-2625
              (Registrant's telephone number, including area code)


Securities to be registered under Section 12(b) of the Act:

       Title of each class                      Name of each exchange on which
       to be so registered                      each class is to be registered

               N/A                                             N/A


Securities to be registered under Section 12(g) of the Act:

                  Common Capital Stock, no par value per share
                                (Title of Class)

                                TABLE OF CONTENTS
                                                                          PAGE
                                     PART I

ITEM 1.   Description of Business. . . . . . . . . . . . . . . . .          3

ITEM 2.   Management's Discussion and Analysis or
            Plan of Operation. . . . . . . . . . . . . . . . . . .          10

ITEM 3.   Description of Property. . . . . . . . . . . . . . . . .          11

ITEM 4.   Security Ownership of Certain Beneficial
            Owners and Management. . . . . . . . . . . . . . . . .          11

ITEM 5.   Directors, Executive Officers, Promoters
            and Control Persons. . . . . . . . . . . . . . . . . .          12


ITEM 6.   Executive Compensation . . . . . . . . . . . . . . . . .          12

ITEM 7.   Certain Relationships and Related Transactions . . . . .          12

ITEM 8.   Description of Securities. . . . . . . . . . . . . . . .          13

                                     PART II

ITEM 1.   Market Price of and Dividends on Registrant's
            Common Equity and Other Shareholder Matters. . . . . .          14

ITEM 2.   Legal Proceedings. . . . . . . . . . . . . . . . . . . .          14

ITEM 3.   Changes in and Disagreements with Accountants. . . . . .          15

ITEM 4.   Recent Sales of Unregistered Securities. . . . . . . . .          15

ITEM 5.   Indemnification of Directors and Officers. . . . . . . .          15

                                    PART F/S

Financial Statements . . . . . . . . . . . . . . . . . . . . . . .          16

                                    PART III

ITEM 1.   Index to Exhibits. . . . . . . . . . . . . . . . . . . .          23

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23

                   FORWARD LOOKING STATEMENTS AND RISK FACTORS

Certain statements contained in this Form 10-SB filed by Alliance Consumer International, Inc., a development stage company ("Alliance" or the "Company") constitute "statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements, identified by words such as "will," "may," "expect," "believe," "anticipate," "intend," "could," "should," "expect," "estimate," "plan" and similar expressions, relate to or involve the current views of management with respect to future expectations, objectives and events and are subject to substantial risks, uncertainties and other factors beyond management's control that may cause actual results to be materially different from any such forward-looking statements. Such risks and uncertainties include those set forth in this document and others made by or on behalf of the Company in the future, including but not limited to, the Company's limited operating history, its recent emergence from bankruptcy, its need for additional capital or financing, its ability or inability to produce and market products and services, its ability to make a profit in the future, its dependence on a limited number of customers and key personnel, its dependence on certain industries, its ability to locate and consummate business opportunities that would appear to be in the best interests of the shareholders, its ability to implement strategies to develop its business in emerging markets, competition from other or similar companies or businesses, and, general economic conditions. Any forward-looking statements in this document and any subsequent Company document must be evaluated in light of these and other important risk factors. The Company does not intend to update any forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.


                                     PART I

ITEM  1.  Description of Business

History

Alliance Consumer International, Inc. ("Alliance" or the "Company") was incorporated on March 18, 1998 under the laws of the State of California as Hickory Investments II, Inc. ("Hickory"). On June 2, 1998, Hickory changed its name to Alliance Consumer International, Inc.

In mid 1998 and early 1999, the Company undertook two public offerings of its securities pursuant to the Rule 504 exemption from registration of Regulation D promulgated under of the Securities Act of 1933, as amended (the "Securities Act" or "'33 Act"). The first offering resulted in the issuance of 2,400,000 common shares on June 2, 1998; the second offering resulted in the issuance of 1,019,681 common shares during the months of April and May 1999.

For over a year from the date of incorporation, the Company engaged in the business of manufacturing cosmetics, detergents and pharmaceuticals. On September 17, 1998, the Company was approved for quotation on the Over-the-Counter Bulletin Board ("OTC-BB") where it was quoted until June 3, 1999. On June 3, 1999, the Company moved to the "Pink Sheets" published by the Pink Sheets LLC (previously National Quotation Bureau, LLC). As of the date of this Registration Statement, the Company remains listed on the Pink Sheets under the symbol "ACIL." See Item I of Part II below.

By early July 1999, the Company developed cash flow problems, was unable to meet its current obligations, and on July 13, 1999, it filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. The case was filed in the Central District of California, Los Angeles Division, Chapter 11 Case No. LA-99-36256-EC. In November 1999, the U.S. Bankruptcy Court approved the sale of substantially all of the Company's assets. During the pendency of the Chapter 11 bankruptcy proceedings, Home Marketing Enterprises, LLC, a Utah limited liability company (see Item 4 below) and 20 additional sophisticated and accredited investors as principals, made an offer to purchase a majority of the Company's issued and outstanding shares. This offer was accepted by the attorneys for the Debtor in Possession and thereafter formally approved by the Bankruptcy Court at a February 21, 2001 Sale Confirmation Hearing, a formal Order on which was entered with the Clerk of the Court on March 12, 2001. See Ex. 10.1 hereto. The Company has now emerged from Chapter 11 bankruptcy with no remaining assets or liabilities. See the financial statements attached hereto and incorporated by reference.

Among other things, the offer and sale transaction approved by the Bankruptcy Court on February 21, 2001, provided for (1) a change in officers and directors,
(2) the cancellation of all authorized and any outstanding preferred shares, (3) a reverse common stock split at a ratio of one share for every fifty shares that were then-issued and outstanding, (4) an increase in the authorized common capital shares from 15,000,000 to 50,000,000 shares, and (5) the issuance of 3,500,000 post split common capital shares in exchange for $50,000, an amount that the buyer, Home Marketing Enterprises, LLC, a Utah limited liability company ("Home Marketing"), and 20 additional sophisticated and accredited investors put up for payment into the Bankruptcy Court. See Items 4 and 5 of
Part I below.

As a result of the one for fifty share reverse split, the Company, prior to the Court-authorized issuance of the 3,500,000 shares referenced above, had 132,377 common shares issued and outstanding. At the time of the Bankruptcy purchase transaction, the Company also issued 17,133 post-split shares to four individuals involved in, or associated with, the pre-petition Company. See Part I, Item 4 and Part II, Item 4 below. The total number of the post-split issued and outstanding shares, following Bankruptcy Court approval of the purchase transaction, was 3,649,520. See also Item 8 of Part I and Item 1 of Part II below.

On March 28, 2001, Restated Articles of Incorporation implementing the changes and amendments to the Company's Articles approved by the U.S. Bankruptcy Court were filed with the Secretary of State of the State of California. See Ex. 3.1 hereto.

Since its emergence from Chapter 11 bankruptcy, the Company has been in the development stage. The common stock and deficit accumulated during the development stage have been restated with the statement of operations to begin on March 12, 2001, the date of entry of the Bankruptcy Court Order approving the purchase and sale. See financial statements attached hereto.

Business of Issuer and Risks Associated Therewith

As stated above, Alliance was initially engaged in the business of manufacturing cosmetics, detergents and pharmaceuticals. Having experienced financial difficulty in its first year of operation, the Company, on July 13, 1999, filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. In November 1999, the Company sold substantially all of its assets. Since that time, the Company has been inactive. Upon its recent emergence from bankruptcy, the Company has been seeking, and will continue to seek, potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The Company is considered a development stage company and its principal purpose is to locate and consummate a merger or acquisition with a private entity. Because of the Company's current status of having only nominal assets and no recent operating history, in the event the Company does successfully acquire or merge with an operating business opportunity, it is likely that the Company's current shareholders will experience substantial dilution and a resultant change in control of the Company.

The Company is voluntarily filling this Registration Statement on Form 10-SB in order to make information concerning itself more readily available to the public, including its existing shareholders. Management believes that being a "reporting company" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), would also provide a prospective merger or acquisition candidate with more thorough and comprehensive information concerning the Company. Further, management believes that "reporting company" status will make the Company more attractive to an operating business opportunity as a potential merger or acquisition candidate. As a result of the filing of this Registration Statement, the Company shall be obligated to file with the Securities and Exchange Commission (the "Commission") certain interim and periodic reports including an annual report on Form 10-KSB containing audited financial statements. The Company is willing to assume these responsibilities. The Company also intends to continue to voluntarily file its periodic reports under the Exchange Act in the event its obligation to file such reports is, for some reason, suspended under applicable provisions of the Exchange Act.

Any target acquisition or merger candidate of the Company will become subject to the same reporting requirements as the Company upon consummation of any merger or acquisition. Thus, in the event the Company successfully completes the acquisition of, or merger with, an operating business opportunity, that business opportunity must provide audited financial statements for at least the two most recent fiscal years or, in the event the business opportunity has been in business for less than two years, audited financial statements will be required from the period of inception. This could limit the Company's potential target business opportunities due to the fact that many private business opportunities either do not have audited financial statements or are unable to produce audited statements without substantial time and expense.

The Company's principal executive offices are located at 4970 West 2100 South, Suite 200, Salt Lake City, Utah, 84120, and its telephone number is (801) 886-2625.

The Company has no recent operating history and no representation is made, nor is any intended, that the Company will in fact be able to carry on future business activities successfully. If the Company needs cash over the ensuing 12 months in order to carry out its business activities, the Company believes that it will be able to borrow sufficient cash from its largest stockholder in order to satisfy any such immediate requirements. For this reason, the Company does not presently anticipate having to raise any additional funds within the next 12 months or longer. In spite of being able to meet cash needs that are currently anticipated, there can be no assurance that the Company will have the ability to acquire or merge with an operating business, business opportunity or property at all, let alone one that will be of material value or benefit to the Company. There can also be no assurance that the Company's cash needs can be indefinitely met by cash advances from a major shareholder or anyone else associated with the Company. See the subheading below titled "Need for Additional Capital or Financing and Risks Associated Therewith."

As stated elsewhere herein, management plans to investigate, research and, if justified, potentially acquire or merge with one or more businesses or business opportunities. The Company currently has no commitment or arrangement, written or oral, to participate in any business opportunity and management cannot predict the nature of any potential business opportunity it may ultimately consider, let alone enter into. Management will have broad discretion in its search for and negotiations with any potential business or business opportunity.

Sources of Business Opportunities and Risks Associated Therewith

Management of the Company intends to use various resources in the search for potential business opportunities including, but not limited to, the Company's officer and director, consultants, special advisors, securities broker-dealers, venture capitalists, members of the financial community and others who may present management with unsolicited proposals. Because of the Company's lack of capital, it may not be able to retain on a fee basis professional firms specializing in business acquisitions and reorganizations. Rather, the Company will most likely have to rely on outside sources, not otherwise associated with the Company, persons that will accept their compensation only after the Company has finalized a successful acquisition or merger. To date, the Company has not engaged or entered into any discussion, agreement or understanding with a particular consultant regarding the Company's search for business opportunities. Presently, no final decision has been made nor is management in a position to identify any future prospective consultants.

If the Company elects to engage an independent consultant, it intends to look only to consultants that have experience in working with small public companies in search of an appropriate business opportunity. Also, the consultant will more than likely have experience in locating viable merger and/or acquisition candidates and have a proven track record of finalizing such business combinations. Further, the Company would prefer to engage a consultant that will provide services for only nominal up-front consideration and who would be willing to be fully compensated at the close of a business combination or acquisition.

The Company does not intend to limit its search to any specific kind of industry or business. The Company may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of existence and development. Management cannot predict at this time the status or nature of any venture in which the Company may participate. A potential venture might need additional capital or merely desire to have its shares publicly traded. The most likely scenario for a possible business arrangement would involve the acquisition of or merger with an operating business that does not need additional capital, but which merely desires to establish a public trading market for its shares. Management believes that the Company could provide a potential public vehicle for a private entity interested in becoming a publicly held corporation without the time and expense typically associated with an initial public offering.

Evaluation and Risks Associated Therewith

Once the Company has identified a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. As stated in the previous section, management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. However, because of the Company's lack of capital it may not have the necessary funds for a complete and exhaustive investigation of any particular opportunity.

In evaluating such potential business opportunities, the Company will consider, to the extent relevant to the specific opportunity, several factors including potential benefits to the Company and its shareholders; working capital, financial requirements and availability of additional financing; history of operation, if any; nature of present and expected competition; quality and experience of management; need for further research, development or exploration; potential for growth and expansion; potential for profits; and other factors deemed relevant to the specific opportunity.

Because the Company has not located or identified any specific business opportunity as of the date hereof, there are a multitude of unknown risks that cannot be adequately defined or identified prior to the identification of a specific business opportunity. No assurance can be made following consummation of any acquisition or merger that the business venture acquired or targeted will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many of the potential business opportunities made available to the Company may involve, among other things, new and untested products, processes or market strategies which may not ultimately prove successful.

Form of Potential Acquisition or Merger and Risks Associated Therewith

Presently, the Company cannot predict the manner in which it might participate in a prospective business opportunity. Each potential opportunity will be reviewed and, upon the basis of that review, a suitable legal structure or method of participation will be chosen. The particular manner in which the Company participates in a specific business opportunity will depend upon the nature of that opportunity, the respective needs and desires of the Company, on the one hand, and the respective needs and desires of those in control of the opportunity, on the other, and, the relative negotiating strength of the parties involved. Actual participation in a business venture may take the form of an asset purchase, lease, joint venture, license, partnership, stock purchase, reorganization, merger or consolidation. The Company may act directly or indirectly through an interest in a partnership, corporation, or other form of organization. Whatever form any business transaction ultimately takes, the Company does not intend to participate in opportunities through the purchase of minority stock positions.

Because of the Company's current situation, having only nominal assets and no recent operating history, in the event the Company does successfully acquire or merge with an operating business opportunity, it is likely that the Company's present shareholders will experience substantial dilution and there will be a probable change in control of the Company. Most likely, the owners of the business opportunity will acquire control of the Company following such transaction. Management has not established any guidelines as to the amount of control it will offer to prospective business opportunities, rather management will attempt to negotiate the best possible agreement for the benefit of the Company's shareholders.

Need for Additional Capital or Financing and Risks Associated Therewith

Management does not presently intend to borrow funds to compensate any persons, consultants, promoters or affiliates in relation to the consummation of a potential merger or acquisition. However, if the Company engages outside advisors or consultants in its search for business opportunities, it may be necessary for the Company to attempt to raise additional funds. As of the date hereof, the Company has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. In the event the Company does need to raise capital, most likely the only method available to the Company would be the private sale of its securities. These possible private sales would more than likely have to be to persons known by the director or other shareholders of the Company or to venture capitalists that would be willing to accept the substantial risks associated with investing in a company with limited history, no current operations and nominal capital.

Because of the nature of the Company as a development stage company, it is unlikely that it could make a public offering of securities or be able to borrow any significant sum from either a commercial or private lender. Management will attempt to acquire funds or financing, if necessary, on the best available terms. However, there can be no assurance that the Company will be able to obtain additional funding or financing when and if needed, or that such funding, if available, can be obtained on terms reasonable or acceptable to the Company. The Company has no plans to use and does not anticipate using Regulation S promulgated under the '33 Act to raise any funds prior to consummation of a merger or acquisition. Although not presently anticipated, a possibility exists that the Company would offer and sell additional securities to its existing shareholders or their affiliates or possibly even "accredited investors."

Possible Sales of Shares by Certain Shareholders or Insiders

In the case of a future acquisition or merger, there exists a possibility that a condition of such transaction might include the sale of shares presently held by officers, directors, their affiliates, if any, or other insiders of the Company to parties affiliated with or designated by the potential business opportunity. Presently, management has no plans to seek or actively negotiate such terms and conditions. However, if any such situation does arise, management is obligated to follow the Company's Articles of Incorporation and all applicable corporate laws in negotiating such an arrangement. Under this scenario of a possible sale by officers, directors and other insiders, if any, of their shares, it is unlikely that similar terms and conditions would be offered to all other shareholders of the Company or that the shareholders would be given the opportunity to approve such a transaction.

Finder's, Agent's or Broker's Fees

In the event of a successful acquisition or merger, a finder's, agent's or broker's fee, in the form of cash or securities, may be paid to persons instrumental in facilitating the transaction. The Company has not established any criteria or limits for the determination of any such fee, although it is likely that an appropriate fee will be based upon negotiations by and among the Company, the appropriate business opportunity, and the finder or broker. Management cannot at this time estimate the type or amount of any potential finder's or agent's fee that might be paid. Though possible, it is unlikely that a finder's or agent's fee will be paid to an affiliate of the Company because of the potential conflict of interest that might result. If such a fee were paid to an affiliate, it would have to be in such a manner so as not to compromise an affiliate's possible fiduciary duty to the Company or to violate the doctrine of usurpation of a corporate opportunity. Further, in the unlikely event that a finder's or agent's fee was paid to an affiliate, the Company would likely, though not necessarily, have such an arrangement ratified by the shareholders in an appropriate manner. It should also be noted that finder's, agent's or broker's fees in the types of situations involved here are frequently substantial and no assurance can be made that any such fee would not be substantial or not entail the issuance of several million common capital shares.

Potential Conflicts of Interest

Presently, it is believed to be highly unlikely that the Company will acquire or merge with a business opportunity in which the Company's management, affiliates or promoters, if any, have an ownership interest. Any possible related party transaction of this type would likely have to be ratified by a disinterested Board of Directors and possibly, by the shareholders. Whatever would happen, the Company intends do whatever it believes is necessary to fully and completely comply with California corporate law. See, e.g., Cal. Corp. Code Section 310 titled "Contracts in which director has a material financial interest; validity." Management does not anticipate that the Company will acquire or merge with any related entity or person.

Rights and Participation of Shareholders

It is presently anticipated by management that prior to consummating a possible acquisition or merger, the Company, if required by relevant state laws and regulations, will seek to have the transaction ratified by shareholders in the appropriate manner. However, under Cal. Corp. Code Section 603, certain actions that would routinely be taken at a meeting of shareholders, may be taken by the written consent of shareholders having not less than the minimum number of votes that would be necessary to authorize or take corporate action at a formal meeting of shareholders. Thus, if shareholders holding a majority of the Company's outstanding shares decide by written consent to consummate an acquisition or a merger, California corporate law provides that minority shareholders would not be given the opportunity to vote on the issue. At the same time, most states' corporation law require giving dissenter's rights of appraisal in a merger transaction, transactions that are "tax free" by definition under the Internal Revenue Code. For this reason, even if a majority of the Company's shareholders consent to a merger transaction, the shareholders will nonetheless be given the protection of dissenter's rights of appraisal as provided under California corporate law.

The Board of Directors will have the discretion to consummate an acquisition or merger by written consent if it is determined to be in the best interests of the Company to do so. Regardless of whether an action to acquire or merge is ratified by calling and holding a formal shareholders' meeting or by written consent, the Company intends to provide its shareholders with complete disclosure documentation concerning a potential target business opportunity, including appropriate audited financial statements of the target to the extent the same can be made available at the time. It is anticipated that all of such information will be disseminated to the shareholders either by a proxy statement prepared in accordance with Schedule 14A promulgated under the Exchange Act in the event that a shareholders' meeting is called and held, or by subsequent information statement prepared in accordance with Schedule 14C promulgated under the Exchange Act in the event the corporate action is approved by the written consent of a majority.

Competition

Because the Company has not identified any potential acquisition or merger candidate, it is unable to evaluate the type and extent of its likely competition. The Company is aware that there are several other public companies with only nominal assets that are also searching for operating businesses and other business opportunities as potential acquisition or merger candidates. The Company will be in direct competition with these other public companies in its search for business opportunities and, due to the Company's current lack of funds and capital resources, it may be difficult to successfully compete with these other companies.

Employees

As of the date hereof, the Company does not have any employees and has no plans for retaining employees until such time as the Company's business warrants the expense, or until the Company successfully acquires or merges with an operating business. The Company may find it necessary to periodically hire part-time clerical help on an as-needed basis.

Facilities

The Company is currently using as its principal place of business the business office of its principal shareholder, Radd C. Berrett, located in Salt Lake City, Utah. Although the Company has no written agreement and pays no rent for the use of this facility, it is contemplated that at such future time as the Company acquires or merges with an operating business, the Company will secure commercial office space from which it will conduct its business. However, until such time as the Company completes an acquisition or merger, the type of business in which the Company will be engaged and the type of office and other facilities that will be required is unknown. The Company has no current plans to secure such commercial office space.

Industry Segments

No information is presented regarding industry segments. The Company is presently a development stage company seeking a potential acquisition of or merger with a yet known and yet-to-be-identified business opportunity.

ITEM 2.   Management's Discussion and Analysis or Plan of Operation

The Company is considered a development stage company with no assets or capital and with no operations or income since inception. The costs and expenses associated with the preparation and filing of this Registration Statement and other operations of the Company have been paid for by the largest shareholder of the Company, Mr. Radd C. Berrett, currently the only officer and only director of the Company. The Company approved the proposal to nominate and appoint Mr. Berrett as the only officer and director of the Company because it was he who has spearheaded the proposal on behalf of Home Marketing Enterprises, LLC, to purchase control of the Company; at the same time, it was also determined that having one individual exercise officer-related functions would make the Bankruptcy purchase and sale transaction easier and less expensive to consummate and finalize. As the Company becomes more well established and completes the necessary Commission and subsequent NASD filings it plans to undertake, it may consider adding new officers and directors to supplement and enhance Mr. Berrett's input and participation, thereby providing broader or greater depth to the Company's plans and efforts. See Items 4 and 5 below discussing officers and directors of the Company in more detail.

It is anticipated that the Company will require only nominal capital to maintain its corporate viability and necessary funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. However, unless the Company is able to facilitate an acquisition of or merger with an operating business or is otherwise able to obtain significant outside financing, substantial doubt will be cast on its ability to continue as a viable corporation. See subheading in Item 1, Part I above titled "Need for Additional Capital or Financing and Risks Associated Therewith."

In the opinion of management, neither inflation nor recession will have a material effect on the operations of the Company until such time as the Company successfully completes an acquisition or merger. At that time, management will evaluate the possible effects of inflation or recession on the Company as it relates to its business and operations following a successful acquisition or merger.

Plan of Operation

During the next twelve months, the Company will actively seek out and investigate possible business opportunities with the intent to acquire or merge with one or more business ventures. In its search for business opportunities, management will follow the procedures outlined in Item 1 above. Because the Company lacks cash and other capital resources, it may be necessary for the officers and directors to either advance funds to the Company or to accrue expenses until such time as a successful business consolidation can be made. See subheading in Item 1, Part I above titled "Need for Additional Capital or Financing and Risks Associated Therewith."

Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible. Further, the Company's directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration, if any. However, if the Company engages outside advisors or consultants in its search for business opportunities, it may be necessary for the Company to attempt to raise additional funds.

As of the date hereof, the Company has not made any arrangements or definitive agreements to use outside advisors or consultants or to raise any capital. See subheading in Item 1, Part I above titled "Sources of Business Opportunities and Risks Associated Therewith." As further stated elsewhere herein, in the event the Company does need to raise capital most likely the only method available to the Company would be the private sale of its securities. Because of the nature of the Company as a development stage company, it is unlikely that it could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. There can be no assurance that the Company will be able to obtain additional funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to the Company. See subheading in Item 1, Part I above titled "Need for Additional Capital or Financing and Risks Associated Therewith."

The Company does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis. Outside advisors or consultants will be used only if they can be obtained for minimal cost or on a deferred payment basis. Management is confident that it will be able to operate in this manner and to continue its search for business opportunities during the next twelve months. See subheading in Item 1, Part I above titled "Need for Additional Capital or Financing and Risks Associated Therewith"; see also subheading in Item 1, Part I above titled "Employees."

ITEM 3.  Description of Property

The Company does not currently maintain an office or any other facilities. It does currently maintain a mailing address at 4970 West 2100 South, Suite 200, Salt Lake City, Utah, 84120, which is the office address of its largest shareholder and president. The Company pays no rent for the use of this mailing address. The Company does not believe that it will need to maintain an office at any time in the foreseeable future in order to carry out its plan of operations described herein.

ITEM 4.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, to the best of the Company's knowledge, as of March 31, 2001, with respect to each person known to own directly and/or beneficially more than 5% of the Common Capital Stock of the Company, each director and officer and all directors and officers as a group. As of March 31, 2001, there were a total of 3,649,520 common shares issued and outstanding.

Title of       Name and Address                   Amount and Nature of           Percent
Class        of Beneficial Owner                  Beneficial Ownership           of Class
-------------------------------------------------------------------------------------------

Common       Home Marketing Enterprises, LLC(1)          1,500,000                 41.1%
Capital      3156 East Old Mill Circle
Shares       Suite 100
             Salt Lake City, UT 84121

             Radd C. Berrett (2)                         1,500,000                 41.1%
             3156 East Old Mill Circle
             Suite 100
             Salt Lake City, UT 84121


             All directors, officers and
             persons owning more than 5%                 1,500,000                 41.1%
             as a group

(1) Mr. Radd C. Berrett, the Company's only officer and director, is the managing director and president of Tereb Holdings Inc., a Utah corporation that has invested in start up companies and consulted on mergers and acquisitions. Mr. Berrett has direct and indirect control over the shares of the Company owned and held by Home Marketing Enterprises, LLC.

(2) Mr. Berrett is currently the only director and officer of the Company. Because Regulation S-B contemplates that more than one person can be the "beneficial owner" of the same shares, the above table reflects Mr. Berrett's direct or beneficial interest in the 1.5 million shares owned by and registered in the name of Home Marketing Enterprises, LLC.


ITEM 5.   Directors, Executive Officers, Promoters and Control Persons

Executive Officers and Directors

The executive officers and directors of the Company are as follows:


Name                      Age              Position
-------------------------------------------------------------------------

Radd C. Berrett           37               President and Director



As set forth in the Company's Articles of Incorporation and By-laws, copies of which are attached hereto as Exs. 3.1 and 3.2 respectively, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Though the Company has not compensated Mr. Berrett for his service on the Board of Directors or any committee thereof, directors are entitled to be reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any committee of the Board of Directors. However, due to the Company's recent emergence from bankruptcy and current lack of funds, Mr. Berrett and any future director will likely defer his or her expenses and any compensation until such time as the Company can consummate a successful acquisition or merger. As of the date hereof, Mr. Berrett has not accrued any expenses or compensation. As further set forth in Exs. 3.1 and 3.2, officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. The Company does not have any standing committees.

MR. RADD C. BERRETT, a resident of Salt Lake City, Utah, and the Company's largest shareholder, has been the Company's sole officer and director since February 21, 2001. As referenced in Item 2 of Part I above, in the section titled "Management's Discussion and Analysis or Plan of Operation," the primary reason for this has been convenience and ease of operation. As further stated in that section of this document, at such time as a more expansive role of management is needed to direct the affairs and efforts of the Company, an event which may not occur, the Company will consider supplementing the Board with additional persons, persons experienced in business matters, and hopefully persons experienced in matters pertaining to publicly held entities. From 1994 to present, Mr. Berrett has acted as President of Tereb Holdings Inc., a Utah corporation, a company that has invested in start up companies and consulted on mergers and acquisitions. During 1998 and 1999, Mr. Berrett was a director of Caldera Corporation (now Level Jump Financial Group, Inc.), a Florida company.

ITEM 6.  Executive Compensation

The Company has not adopted a bonus, profit sharing, or deferred compensation plan of any sort for the benefit of its employees, officers or directors. Further, the Company has not entered into an employment agreement with Mr. Berrett or any other persons and no such agreements are anticipated in the immediate future. Because there is nothing further to disclose under this Item, the Company has not prepared a Summary Compensation Table as would otherwise be required.

ITEM 7.  Certain Relationships and Related Transactions

Except as set forth elsewhere herein, during the past two fiscal years there have been no transactions between the Company and Mr. Berrett or any member of his immediate family.

Mr. Berrett, like any other corporate officer or director, is subject to the doctrine of usurpation of corporate opportunities only insofar as it applies to business opportunities in which the Company has indicated an interest, either through its proposed business plan or by way of an express statement of interest contained in the Company's minutes. If Mr. Berrett or any other directors or officers are presented in the future with business opportunities that may conflict with business interests identified by the Company, such opportunities must be promptly disclosed to the Board of Directors and made available to the Company. In the event that the Board rejects an opportunity so presented and only in that event, any of the Company's officers and directors may avail themselves of such an opportunity. In spite of these eventualities, every effort will be made to resolve any conflicts that may arise in favor of the Company. There can be no assurance, however, that these efforts will be successful. Reference is also made to the subheading in Item 1, Part I, above titled
"Potential Conflicts of Interest" which in turn references the Company's obligation to comply with, among other statutes, Cal. Corp. Code Section 310 titled "Contracts in which director has a material financial interest; validity."

ITEM 8.  Description of Securities

Common Capital Stock

The Company is authorized to issue 50,000,000 shares of common capital stock, having no par value per share, of which 3,649,520 shares are currently issued and outstanding and held in the hands of 40 shareholders of record, which figure does not take into account those shareholders whose certificates are held in the name of broker-dealers or other nominees such as the Depository Trust Company
(DTC) or Cede & Company. As a result of the Chapter 11 Bankruptcy proceeding and the corollary Order implementing the purchase and sale transaction referenced in the "History" subsection of Item 1, Part I above, there are no shares of preferred stock authorized or outstanding and there are currently no outstanding options, warrants or other rights to acquire shares of common stock.

                                     PART II

ITEM 1.  Market Price of And Dividends on the Registrant's Common
         Equity and Other Shareholder Matters

The Company's stock is currently listed in the "Pink Sheets" published by the Pink Sheets, LLC (previously National Quotation Bureau, LLC) under the symbol "ACIL". No shares of the Company's common stock have previously been registered with the Commission or any state securities agency or authority. In mid 1998 and early 1999, the Company undertook two public offerings of its securities pursuant to the Rule 504 exemption from registration of Regulation D promulgated under the '33 Act. The first offering resulted in the issuance of 2,400,000 common shares on June 2, 1998; the second offering resulted in the issuance of 1,019,681 common shares during the months of April and May 1999. The Company intends to re-apply to the National Association of Securities Dealers, Inc. ("NASD") for the Company's shares to be listed once again on the OTC Bulletin Board as it was previously listed in June 1999. The Company's application to the NASD will consist of current corporate information, financial statements and other documents as required by Rule 15c2-11 of the Securities Exchange Act of 1934, as amended. Inclusion on the OTC Bulletin Board permits price quotations for the Company's shares to be published by such service. Except for the decision to apply to the OTC Bulletin Board, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of the Company's securities.

As of March 31, 2001 there were 40 holders of record of the Company's common stock, which figure does not take into account those shareholders whose certificates are held in the name of broker-dealers or other nominees such as the Depository Trust Company (DTC) or Cede & Company. The following table shows the high and low bid prices of the Company's common stock as reported by the OTC Bulletin Board or the Pink Sheets for the periods indicated.

                                           High              Low
Fiscal 1999

         First Quarter                     $2.00             $0.25
         Second Quarter                    $1.8125           $0.3125
         Third Quarter                     $0.875            $0.0625
         Fourth Quarter                    $0.125            $0.001

Fiscal 2000

         First Quarter                     $.04              $.001
         Second Quarter                    $.04              $.01
         Third Quarter                     $.01              $.005
         Fourth Quarter                    $.005             $.001

Dividend Policy

The Company has not declared or paid cash dividends or made distributions in the past and the Company does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. The Company currently intends to retain and invest future earnings to finance its operations.

ITEM 2.  Legal Proceedings

There are presently no material pending legal proceedings to which the Company or its officer, director or majority stockholder is a party or to which any of its property is subject and, to the best of its knowledge, no such actions against the Company are contemplated or threatened. On March 12, 2001, the Company emerged from Chapter 11 Bankruptcy in Los Angeles, California, all as disclosed in the Item 1 of Part I above.

ITEM 3.  Changes in and Disagreements With Accountants

Upon emergence from Chapter 11 on March 12, 2001, the Board of Directors authorized the engagement of ANDERSEN ANDERSEN & STRONG, L.C., Salt Lake City, Utah, as independent auditors of the Company for the period from March 12 to March 31, 2001. Although the Company's fiscal year started on March 12, 2001, the date of the Company's emergence from Chapter 11 Bankruptcy, there have been no disagreements with the newly engaged accountants with regard to any matter whatsoever with regard to the Company during the two most recent years and subsequent interim period.

ITEM 4.  Recent Sales of Unregistered Securities

On March 12, 2001, pursuant to an order of the U.S. Bankruptcy Court, the Company issued 3,500,000 common capital shares in exchange for $50,000 that was paid into the Bankruptcy Court. The Bankruptcy Court authorized and ordered the issuance of 3,500,000 shares pursuant to Section 1145(a) of Title 11 of the United States Code and the Section 3(a)(7) exemption from registration under the '33 Act. See Exhibits 3.1 and 10.1 attached hereto and incorporated by reference.

On March 12, 2001 and in consideration for their cooperation in the various bankruptcy matters, the Company issued 17,143 common shares to four individuals previously associated with the management and operation of the pre-petition Company. Because of the few number of individuals these shares were offered and sold to, not to mention each one's previous association with the Company, these shares were issued pursuant to the exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.  Indemnification of Directors and Officers

In reliance on ss. 317 and ss. 204 of the Cal. Corp. Code, and to the full extent otherwise permitted under California law, the Company's Restated Articles of Incorporation and By-laws provide for indemnification of its officers, directors and other agents against certain liabilities. This means that officers, directors and other agents of the Company may not be liable to shareholders for errors in judgment or other acts or omissions not amounting to intentional misconduct, fraud or a knowing violation of the law. Officers and directors are also indemnified generally against expenses actually and reasonably incurred in connection with proceedings, whether civil or criminal, provided that it is determined that they acted in good faith, were not found guilty and in any criminal matter, had reasonable cause to believe that their conduct was not unlawful. See the Company's Restated Articles of Incorporation and By-laws attached to this Form 10-SB and incorporated herein by reference as Exhibits 3.1 and 3.2, respectively. Though officers and directors are accountable to the Company as fiduciaries, which means that officers and directors are required to exercise good faith and integrity in handling Company affairs, purchasers of the securities registered hereby may have a more limited right of action as a result of these indemnification provisions than they might otherwise have.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers, directors and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Transfer Agent

The Company has appointed Fidelity Transfer Company, 1800 South West Temple, Suite 301, P.O. Box 53, Salt Lake City, Utah 84115, as its stock transfer agent.

                                    PART F/S


ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202
Certified Public Accountants                          Salt Lake City, Utah 84106
and Business Consultants                                  Telephone 801 486-0096
Member SEC Practice Section of the AICPA                        Fax 801 486-0098


Board of Directors
Alliance Consumer International, Inc.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Alliance Consumer International, Inc. (development stage company) at March 31, 2001, and the statement of operations, stockholder's equity, and the cash flows for the period March 12, 2001 to March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alliance Consumer International, Inc. at March 31, 2001 and the results of operations, stockholders' equity, and cash flows for the period March 12, 2001 to March 31, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need working capital to service its debt and for any planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Salt Lake City, Utah
April 15, 2001                                     s/ ANDERSEN ANDERSEN & STRONG

                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                           (Development Stage Company)
                                  BALANCE SHEET
                                 March 31, 2001


ASSETS

CURRENT ASSETS

         Cash                                                           $    65
                                                                        -------

         Total Current Assets                                           $    65
                                                                        =======
LIABILITIES AND STOCKHOLDERS'
   EQUITY

CURRENT LIABILITIES

   Accounts payable - related parties                                   $ 1,058
   Accounts payable                                                       4,065
                                                                        -------

                  Total Current Liabilities                               5,123
                                                                        -------

STOCKHOLDERS' EQUITY

   Common stock
       50,000,000 shares authorized with no par value,
       3,649,520 shares issued and outstanding - Note 1                     500

   Deficit accumulated during development stage -
       dated March 12, 2001 -  Note 1                                    (5,558)
                                                                        -------

  Total Stockholders' Deficiency                                         (5,058)
                                                                        -------

                                                                        $    65
                                                                        -------

   The accompanying notes are an integral part of these financial statements.

                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                           (Development Stage Company)
                             STATEMENT OF OPERATIONS
                 For the Period March 12, 2001 to March 31, 2001


                                                                       Dated
                                                                  March 12, 2001
                                                                      (Note 1)
                                                                    ---------
REVENUES                                                            $    --


EXPENSES                                                                5,558
                                                                    ---------
NET LOSS                                                               (5,558)
                                                                    =========



NET LOSS PER COMMON SHARE

       Basic                                                        $    (.02)
                                                                    ---------



AVERAGE OUTSTANDING SHARES

        Basic                                                         315,461
                                                                    ---------


   The accompanying notes are an integral part of these financial statements.

                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                           (Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                     Period March 12, 2001 to March 31, 2001




                                                                      Dated
                                                                  March 12, 2001
                                                                   Accumulated
                                            Shares      Amount       Deficit
                                         -----------  ---------   ------------
Balance March 12, 2001 - Note 1             132,377        --            --


Issuance of common shares pursuant
 to bankruptcy agreement -
   March 12, 2001 - Note 1                3,517,143        --            --

Contributions to capital - expenses -
   related parties                             --           500          --

Net operating loss for the period March
    12, 2001 to March 31, 2001 - Note 1        --          --          (5,558)
                                          ------------------------------------

     Balance March 31, 2001               3,649,520   $     500     $  (5,558)
                                          =========   =========     ==========


   The accompanying notes are an integral part of these financial statements.

                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                           (Development Stage Company)
                             STATEMENT OF CASH FLOWS
                 For the Period March 12, 2001 to March 31, 2001


CASH FLOWS FROM
   OPERATING ACTIVITIES

   Net loss                                                             $(5,558)

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities

           Changes in account payable                                     5,123
           Contributions to capital - expenses                              500
                                                                        -------

                Net Cash From Operations                                     65
                                                                        -------

CASH FLOWS FROM INVESTING
   ACTIVITIES                                                              --
                                                                        -------


CASH FLOWS FROM FINANCING
   ACTIVITIES                                                              --
                                                                        -------


   Net Increase in Cash                                                      65

   Cash at Beginning of Period                                             --
                                                                        -------

   Cash at End of Period                                                $    65
                                                                        =======


   The accompanying notes are an integral part of these financial statements.

                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

The Company was incorporated under the laws of the state of California on March 18, 1998 with authorized common stock of 15,000,000 shares with no par value and 500,000 preferred shares with no par value with the name of "Hickory Investments II". On June 2, 1998 the name was changed to "Alliance Consumer International, Inc."

The Company has been engaged in the business of manufacturing cosmetics, detergents, and pharmaceutical products.

On July 13, 1999 the Company filed a voluntary petition for bankruptcy in the United States Bankruptcy Court under Chapter 11 and emerged from bankruptcy on March 12, 2001 with no remaining assets or liabilities.

The bankruptcy settlement included, a change in officers, an increase in the authorized common capital stock from 15,000,000 to 50,000,000 shares with no par value, a cancellation of the authorized and any outstanding preferred shares, a reverse common stock split of 50 shares of outstanding stock for one share, and the issuance of 3,517,143 post split common shares in exchange for $50,000, which was paid into the bankruptcy court by recipients of the shares. The total of the post split outstanding shares, following completion of the terms of the settlement, was 3,649,520.

Amended articles of incorporation completing the terms of the bankruptcy has been filed in the state of California.

This report has been prepared showing the name "Alliance Consumer International, Inc." and the post split of the common stock with no par value, from inception. The accumulated deficit has been restated to zero and dated March 12, 2001 with the statement of operations to begin on March 12, 2001.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

On March 31, 2001, the Company had an available net operating loss carry forward of $5,558 however the tax benefit of $1,667 from the carry forwards have been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The loss will expire in 2022.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of the preferred share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Comprehensive Income
--------------------

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.  GOING CONCERN

The Company will need working capital to service its debt and for any planned activity.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding which will enable the Company to operate for the coming year.

4.  RELATED PARTY TRANSACTIONS

Related parties have acquired 41% of the outstanding common capital stock

                                    PART III

ITEM 1.  Index to Exhibits

Exhibit
Number            Description*
-------           -----------

3.1 Officer's Certificate and Restated Articles of Incorporation of the Company filed with the Secretary of State of the State of California on March 28, 2001

3.2               By-laws, adopted on March 28, 2001

4.1               Specimen common stock certificate

10.1 March 12, 2001, Order of the United States Bankruptcy Court in and for the Central District of California, Los Angeles Division, Chapter 11 Case No. LA-99-36256-EC, the Honorable Ellen Carroll presiding, approving purchase transaction and the amending of the Company's Articles of Incorporation

23.1              Consent Letter from Auditor

                  * Summaries of all exhibits contained within this Registration Statement are modified in their entirety by reference to these Exhibits.


                                   SIGNATURES

In accordance with the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ALLIANCE CONSUMER INTERNATIONAL, INC.
                               (Registrant)





Dated: 4/19/01                 By: s/  RADD C. BERRETT
                                   -----------------------------------
                               Radd C. Berrett, President and Sole Director

Exhibit 3.1


                            OFFICER'S CERTIFICATE OF
                     ALLIANCE CONSUMER INTERNATIONAL, INC.,
                            a California corporation

     Pursuant to California Corporations Codess.1400 et. seq. titled Bankruptcy Reorganizations and Arrangements andss.910(a) titled Restated articles of incorporation; filing; contents, the undersigned sole Officer and sole Director of Alliance Consumer International, Inc. ("Corporation") hereby submits the following Officer's Certificate as required by Cal. Corp. Codess.1401(b):

     RADD C. BERRETT, under penalty of perjury under the laws of the State of California declares that the matters set forth in this Certificate are true and correct of his own knowledge:

     1. I am the chief executive officer, secretary, chief financial officer and the sole director of Alliance Consumer International, Inc., a California corporation in good standing with the Secretary of State of the State of California (hereinafter "Alliance" or "Corporation"). As a result of my official position with the Corporation, I have personal knowledge of that set forth herein and if called to testify, I can testify directly about all such matters; and

     2. The Restated Articles of Incorporation submitted simultaneously herewith as Exhibit "A" are being filed pursuant to, in accordance with, and as provided for in, an Order of the United States Bankruptcy Court in and for the Central District of California, Los Angeles Division, in the matter denominated as Alliance Consumer International, Inc., Debtor and Debtor in Possession, Chapter 11 Case No. LA-99-36256-EC, the Honorable Ellen Carroll presiding. I can further attest, in accordance with the requirements of the last sentence of Cal. Corp. Code ss. 1401(b), that such Court had jurisdiction over the said bankruptcy proceeding, which was "a proceeding under a statute of the United States for the reorganization or arrangement of such corporation."

     3. That the formal Bankruptcy Order referenced in the preceding paragraph mistakenly characterizes the Debtor as an "LLC" or "limited liability company." This is a clerical mistake and typographical error. The Debtor in the original Bankruptcy Petition is one and the same as the Corporation herein, namely, a "C" corporation, not an "LLC", and the Corporation was properly characterized and identified as "Alliance Consumer International, Inc." in its initial Chapter 11 Petition for Voluntary Bankruptcy that it filed with the above-court on or about July 13, 1999.

         DATED this 27th day of March, 2001.
                    ----


                                            s/ RADD C. BERRETT
                                            ----------------------------------
                                            RADD C. BERRETT

                                   EXHIBIT "A"
                                   -----------

                      RESTATED ARTICLES OF INCORPORATION OF
                     ALLIANCE CONSUMER INTERNATIONAL, INC.,
                            a California corporation


                               ARTICLE ONE -- NAME
                               -----------

           The name of the corporation (hereinafter called the "Corporation") is "Alliance Consumer International, Inc."

                              ARTICLE TWO - PURPOSE
                              -----------

         As contemplated in Cal. Corp. Code ss. 202(b)(1)(i), the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                          ARTICLE THREE- CAPITAL SHARES
                          -------------

         This Corporation is hereafter authorized to issue but one (1) class of stock hereinafter denominated or designated as common capital shares or "Common Stock" and all such shares shall have the same legal rights and preferences. The Corporation is authorized to issue, and/or grant options and/or warrants to purchase, or otherwise acquire, shares of the Common Stock of the Corporation upon such terms and for such consideration as the Board of Directors of the Corporation shall determine. Fully paid shares of stock of this Corporation shall not be subject to any further call or assessment. The Corporation shall have the right to purchase, take or otherwise acquire its own shares to the fullest extent permitted under California law but not redeem the same without further compliance with California law. The total amount of Common Stock of which the Corporation is authorized to issue is fifty million (50,000,000) shares having no par value per share. As of this date and as contemplated in ss. 903(a)(2), Cal. Corp. Code, the Corporation also hereby reverse-splits all previously issued Common Stock on the basis of one-for-fifty (1-for-50) shares.

         The Corporation hereby eliminates and forever cancels all previously issued preferred shares or what was previously defined as "Preferred Stock" and the Corporation no longer retains authority to issue or re-issue any such shares.

               ARTICLE FOUR - LIABILITY OF OFFICERS AND DIRECTORS
               ------------

         The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                         ARTICLE FIVE - INDEMNIFICATION
                         ------------

     The Corporation is authorized to provide indemnification of agents (as defined inss.317 of the Cal. Corp. Code) for breach of duty to the Corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted byss.317 of the Cal. Corp. Code, subject of the limits on such excess indemnification set forth inss.204 of the Cal. Corp. Code.

Exhibit 3.2


                BY-LAWS OF ALLIANCE CONSUMER INTERNATIONAL, INC.

ARTICLE I - OFFICES

Section 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the corporation shall be fixed or may be changed by approval of a majority of the authorized Directors, and additional offices may be established and maintained at such other place or places as the Board of Directors may from time to time designate.

Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

ARTICLE II - DIRECTORS - MANAGEMENT

Section 1. RESPONSIBILITY OF BOARD OF DIRECTORS. Subject to the provisions of applicable law and to any limitations in the Article of Incorporation of the corporation relating to action required to be approved by the Shareholders, or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation to an executive committee or others, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

Section 2. STANDARD OF CARE. Each Director shall perform the duties of a Director, including the duties as a member of any committee of the Board upon which the Director may serve, in good faith, in a manner such Director believes to be in the best interests of the corporation, and with such actions, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances.

Section 3. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall be one (1) to five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

Section 4. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 5. VACANCIES. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified. A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number or Directors is increased or if the Shareholders fail, at any meeting of Shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting. The shareholders may elect a director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent or a majority of the outstanding shares entitled to vote. Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of Directors shall have the effect of removing any Director before that Directors' term of office expires.

Section 6. REMOVAL OF DIRECTORS. Subject to applicable law, the entire or any individual Director may be removed from office. In such case, the remaining Board members may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

Section 7. NOTICE, PLACE AND MANNER OF MEETINGS. Meetings of the Board of Directors may be called by the Chairman of the Board or the President, or any Vice President, or the Secretary or a majority of Directors and shall be held at the principal executive office of the corporation, unless some other place is designated in the notion of the meeting. Members of the Board may participate in a meeting through use of a conference telephone or similar communications equipment so long as all members participating in such a meeting can hear one another. Accurate minutes of any meeting of the Board or any committee thereof, shall be maintained by the Secretary or other Officer designated for that purpose.

Section 8. ORGANIZATIONAL MEETINGS. The organization meetings of the Board of Directors shall be held at the corporate offices, or such other place as may be designated by the Board of Directors, as follows:

Time of Regular Meeting: 9:00 a.m.
Date of Regular Meeting: Last Friday of every month

If said day shall fall upon a holiday, such meetings shall be held on the next succeeding business day thereafter. No notice need to given of such regular meetings.

Section 10. SPECIAL MEETINGS - NOTICES - WAIVERS. Special meetings of the Board may be called at any time by the President or, if he or she is absent or unable or refuses to act, by any Vice President or the Secretary or by a majority of Directors, or by one Director if only one is provided. At least forty-eight (48) hours notice of the time and place of special meetings shall be delivered personally to the Directors or personally communicated to them by a corporate Officer by telephone or telegraph. If the notice is sent to a Director by letter, it shall be addressed to him or her at his or her address as it is shown upon the records of the corporation, or if it is not so shown on such records or if not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail, postage prepaid, in the place in which the principal executive office of the corporation is located at least four (4) days prior to the time of the holding of the meeting. Such mailing, telegraphing, telephoning or delivery as above provided shall be due, legal and personal notice to such Director. When all of the Directors are present at any Directors' meeting, however, called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or, (ii) if a majority or the Directors is present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minute thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the Secretary of the corporation, or, (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the lace of notice, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

Section 11. DIRECTORS' ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the regular minutes of the Board.

Section 12. QUORUM. A majority of the number or Directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors present at any meeting at which there is a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided that a minority of the Directors, in the absence of a quorum, may adjourn from time to time, but may not transact any business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for such meeting.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours, but if adjourned more than twenty-four hours, notice shall be given to all Directors not present at the time of the adjournment.

Section 14. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein continued shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefore.

Section 15. COMMITTEES. Committees of the Board may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two (2) or more members of the Board and shall have such powers of the Board as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by applicable law.


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Section 16.  ADVISORY  DIRECTORS.  The Board of Directors  from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

Section 16. RESIGNATIONS. Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

ARTICLE III - OFFICERS

Section 1. OFFICERS. The officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, or one or more Assistant Treasurers, and such other Officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number or offices may be held by the same person.

Section 2. ELECTION. The Officers of the corporation, except such Officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall be removed or otherwise disqualified to serve or a successor shall be elected and qualified.

Section 3. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided by the By-Laws or as the Board of Directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of any officer under any contract of employment, any Officer may be removed, either with cause, by the Board of Directors, at any regular or special meeting of the Board, or except in case of an Officer chosen by the Board of Directors by any Officer upon whom such power of removal may be conferred by the Board of Directors.

Any Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Officer is a party.

Section 5. VACANCIES. A vacancy in any office because death, resignation, removal, disqualification or any other cause shall be filed in the manner prescribed in the By-Laws for regular appointment to that office.

Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-Laws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in
Section 7 of this Article.


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Section  7.  PRESIDENT/CHIEF  EXECUTIVE  OFFICER.  Subject  to such  supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by the By-Laws.

Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other dirties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

Section 9. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and if special, or authorized, the notice thereof given, the names of those present at Directors meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof. The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register showing the names of the Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the By-Laws to be given. He or she shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, earnings (or surplus) and shares. The books of accounts shall at all reasonable times be open to inspection by any Director.

This Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and Directors, whenever they request it, an account of all of his or her transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or By-Laws.

ARTICLE IV - SHAREHOLDERS' MEETINGS

Section 1. PLACE OF MEETINGS. All meetings of the Shareholders shall be held at the principal executive office of the corporation unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors.


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Section 2. ANNUAL  MEETINGS.  The annual meetings of the  Shareholders  shall be held, each year, at the time and on the date designated by the Board of Directors. The annual meetings of the Shareholders shall be held at the principal executive office of the corporation unless some other appropriate and convenient location be designated for that purpose from time to time by the Board of Directors. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be properly brought before the meeting.

Section 3. SPECIAL MEETINGS. Special meetings of the Shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary, or by one or more Shareholders holding not less than one-tenth (1/10) of the voting power of the corporation. Except as next provided, notice shall be given as for the annual meeting. Upon receipt of a written request addressed to the Chairman, President, Vice President, or Secretary, mailed or delivered personally to such Officer by any person (other than the Board) entitled to call a special meeting of Shareholders, such Officer shall cause notice to be given, to the Shareholders, entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the persons calling the meeting may give notice thereof in the same manner provided by these By-Laws.

Section 4. NOTICE OF MEETINGS - REPORTS. Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting to Shareholders entitled to vote thereat. Such notice shall be given by the Secretary or the Assistant Secretary, or if there by no such Officer, or in the case of his or here neglect or refusal, by any Director or Shareholders. Such Notices or any reports shall be given personally or by mail and shall be sent to the Shareholder's address appearing on the books of the corporation, or supplied by him or her to the corporation for the purpose of the notice. Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (1) in case of a special meeting, the general nature of the business to be transacted and no other business may be transacted, or (2) in the case of an annual meeting, those matters which Board at date of mailing intends to present for action by the Shareholders. At any meetings where Directors are to be elected notice shall include the names of the nominees, if any, intended at date of notice to be presented by management for election. If a Shareholder supplies no address, notice shall be deemed to have been given if mailed to the place where the principal executive office of the corporation is situated, or published at least once in some newspaper of general circulation in the County of said principal office. Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The Officer giving such notice or report shall prepare and file an affidavit or declaration thereof.

When a meeting is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which said adjournment is taken.

Section 5. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of Shareholders, however called and notice, shall be valid as though had a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice, unless objection shall be made as provided in applicable law.


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


Section 6. SHAREHOLDERS ACTION WITHOUT A MEETING - DIRECTORS Any action which may be taken at a meeting of the Shareholders, may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitled to vote at a meeting for such purpose, and filed with the Secretary of the corporation, provided, further, that while ordinarily Directors can be elected by unanimous written consent, if the Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written consent of persons holding a majority of shares entitled to vote for the election of Directors.

Section 7. OTHER ACTIONS WITHOUT A MEETING. Unless otherwise provided for under applicable law for the Articles of Incorporation, any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Unless the consents of all Shareholders entitled to vote have been solicited in writing, (1) Notice of any Shareholder approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and (2) Prompt notice shall be give of the taking of any other corporate action approved by Shareholders without a meeting by less than unanimous written consent to each of those Shareholders entitled to vote who have not consented in writing.

Any Shareholder giving a written consent, or the Shareholder's proxy holders, or a transferred of the shares of a personal representative or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number or shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

Section 8. QUORUM. The holder of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. If, however such majority shall not be present or represented at any meeting of the Shareholders, the shareholders represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transaction which might have been transacted at a meeting as originally notified.

If a quorum is initially present, the Shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

Section 9. VOTING Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day of any meeting of Shareholders, unless some other day be fixed by the Board of Directors for the determination of Shareholders of record, and then on such other day, shall be entitled to vote at such meeting.

Provided the candidate's name has been placed in nomination prior to the voting and one or more Shareholders has given notice at the meeting prior to the voting of the Shareholder's intent to cumulate the Shareholder's votes, every Shareholder entitled to vote at any election for Directors of any corporation for profit may cumulate their votes and give one candidate a number of notes equal to the number or Directors to be elected multiplied by the number or votes to which his or her shares are entitled to, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit.


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


The candidates receiving the highest number or votes up to the number or Directors to be elected are elected. The Board of Directors may fix a time in the future not exceeding thirty (30) days preceding the date of any meeting of Shareholders or the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment of rights or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case only Shareholders or record on the date so fixed shall be entitled to notice of and to vote at such meeting, to receive such dividends, distribution or allotment of rights, or to exercise such rights, as the case may be notwithstanding any transfer of any share on the books of the corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period.

Section 10. PROXIES. Every Shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, executed in accordance with the provisions of applicable law filed with the Secretary of the corporation.

Section 11. ORGANIZATION. The President, or in the absence of the President, any Vice President, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all of the Vice Presidents, Shareholders shall appoint a Chairman for such meeting. The Secretary of the corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders', the presiding Officer may appoint any person to act as Secretary of the meeting.

Section 12. INSPECTORS OF ELECTION. In advance of any meeting of Shareholders, the Board of Directors may, if they so elect, appoint inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or his or her proxy shall, make such appointment at the meeting in which case the number of inspectors shall be either one (1) or three (3) as determined by a majority of the Shareholders represented at the meeting.

ARTICLE V - CERTIFICATES AND TRANSFER OF SHARES

Section 1. CERTIFICATES FOR SHARES. Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges preferences and restriction, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.

All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Chief Financial Officer or an assistant treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the Shareholder.

Any or all of the signatures on the certificate may be facsimile. In case any Officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that Officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an Officer, transfer agent, or registrar at the date of issuance.


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


Section 2. TRANSFER ON THE BOOKS. Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate or stock to be lost or destroyed shall make an affidavit or affirmation of that fact and shall, if the Directors so require, give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued in the same tender and for the same number of shares as the one alleged to the lost or destroyed.

Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

Section 5. CLOSING STOCK TRANSFER BOOKS - RECORD DATE. In order that the corporation may determine the Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any other action.

If no record date is fixed; the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is given.

The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

ARTICLE VI - RECORDS - REPORTS - INSPECTION

Section 1. RECORDS. The corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts shall be kept at its principal executive office as fixed by the Board of Directors from time to time.

Section 2. INSPECTION OF BOOKS AND RECORDS. All books and records shall be open to inspection of the Directors and Shareholders from time to time and in the manner provided under applicable law.

Section 3. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the Shareholders at all reasonable times during office hours.

Section 4. CHECK, DRAFTS, ETC. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by the Board of Directors.


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


Section 5. CONTRACT, ETC. HOW EXECUTED. The Board of Directors, except as in the By-Laws otherwise provided, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the corporation by an contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount except as may be provided under applicable law.

ARTICLE VII - ANNUAL REPORTS

Section 1. REPORT TO SHAREHOLDERS, DUE DATE. The Board of Directors shall cause an annual report to be sent to the Shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year adopted by the corporation. This report shall be sent at least fifteen (15) days before the annual meeting of Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of the Article IV of these By-Laws for giving notice to Shareholders of the corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

ARTICLE VIII - AMENDMENTS TO BY-LAWS

Section 1. AMENDMENT BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number or authorized Directors of the corporation, the authorized number or Directors may be changed only by an amendment of the Article of Incorporation.

Section 2. POWERS OF DIRECTORS. Subject to the right or the Shareholders to adopt, amend or repeal By-Laws, as provided in Section 1 of this Article VIII, and the limitations, if any, under law, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-law or amendment thereof changing the authorized number of Directors.

ARTICLE IX - CORPORATE SEAL

Section 1. SEAL.  The corporate  seal shall be circular in form,  and shall have
inscribed  thereon  the  name  of  the  corporation,   the  date  and  State  of
Incorporation.

ARTICLE X - MISCELLANEOUS

Section 1. REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or an Assistant.

Section 2. SUBSIDIARY CORPORATIONS. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

Section 3. INDEMNITY. Subject to applicable law, the corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as appropriate. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

Exhibit 4.1


Form of Common Stock Certificate

                       Incorporated under the Laws of the
                               State of California

Number                                                                    Shares


                      Alliance Consumer International, Inc.
                         50,000,000 Shares, No Par Value
                                  Common Stock

              This is to certify that _____________ is the owner of ____________ fully paid and non-assessable shares of the above Corporation, transferable only on the books of the Corporation, by the holder hereof in person or by duly authorized attorney upon surrender of their certificate properly endorsed.


              Witness, the seal of the corporation and the signatures of its duly authorized officers.



_________________,Secretary           [SEAL]     ____________________, President

Exhibit 10.1


RON BENDER (SBN 143364)
DAVID B. GOLUBCHIK (SBN 185520)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
(310) 229-1234

Attorneys for Chapter 11
Debtor and Debtor in Possession



UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION


In re                                    )   Case No. LA-99-36256-EC
                                         )
ALLIANCE CONSUMER INTERNATIONAL, INC.,   )   Chapter 11
                                         )
         Debtor and Debtor in            )   ORDER APPROVING SALE OF DEBTOR'S
         Possession.                     )   CORPORATE SHELL FREE AND CLEAR OF
                                         )   ALL LIENS AND INTERESTS
                                         )
                                         )   Hearing:
                                         )   --------
                                         )   Date:    February 21, 2001
                                         )   Time:    1:30 p.m.
                                         )   Place:   Courtroom 1675
                                         )            255 E. Temple Street
                                         )            Los Angeles, CA 90012
-----------------------------------------

     A hearing was held on February 21, 2001 at 1:30 p.m. before the Honorable Ellen Carroll, United States Bankruptcy Judge, in Courtroom 1675 located at 255
E. Temple Street, Los Angeles, California, to consider the Motion (the "Motion") filed by Alliance Consumer International, Inc., Chapter 11 Debtor and Debtor in Possession in the above-captioned Chapter 11 bankruptcy case (the "Debtor"), For Authority To Sell Debtor's Corporate Shell Free And Clear Of All Liens And Interests. David B. Golubchik of Levene, Neale, Bender, Rankin & Brill L.L.P. appeared on behalf of the Debtor. Alan J. Stomel appeared on behalf of the Official Committee of Unsecured Creditors.

This Court, having considered the Motion, the Declaration in support of the Motion, the record in this case, proper notice of the Motion and the hearing on the Motion having been given, no opposition to the Motion having been filed, and good cause appearing therefore,

     IT IS HEREBY ORDERED that the Motion is granted in its entirety; and it is further

     ORDERED that the Notice of the Motion and of the hearing thereon was given in compliance with Federal Rules of Bankruptcy Procedure 2002 and 6004, which notice is adequate and proper in the circumstances as to manner, person, content, and time; and it is further

     ORDERED that, based on this Court's findings, the terms and conditions of the Corporate Shell Purchase Agreement (the "Agreement"), which is attached as Exhibit "A" to the Motion, are fair and reasonable and were negotiated at arms-length; and it is further

     ORDERED that, based on this Court's findings, Home Marketing Enterprises, LLC ("Buyer") has acted, and is acting, in good faith, and is therefore entitled to the provisions afforded to a good faith purchaser under 11 U.S.C. ss. 363(m); and it is further

     ORDERED that the consummation of the transaction contemplated by the Agreement (the "Sale") is in the best interest of the Debtor's bankruptcy estate and its creditors; and it is further

     ORDERED that the purchase price to be paid under the Agreement is fair and adequate consideration for the Debtor's corporate shell (the "Acquired Asset"); and it is further

     ORDERED that, subject to timely performance by Buyer of its payment obligations under the Agreement, the Debtor is authorized and directed to transfer the Acquired Asset to Buyer, as set forth in the Motion and the Agreement, and to enter into, execute, and perform such other incidental agreements, documents, and acts as may be necessary or convenient to consummate the transactions contemplated by the Agreement; and it is further

     ORDERED that, pursuant to the Bankruptcy Code, including, without limitation, 11 U.S.C. ss.ss. 363 and 105, Buyer shall take and will be granted title to the Acquired Asset free and clear of all liens, claims, and encumbrances; and it is further

     ORDERED that, upon the completion of the Closing of the Sale, as defined in the Agreement, all recorded liens, claims, and encumbrances against the Acquired Asset will be canceled of record and of no force and effect; and it is further

     ORDERED that neither the Buyer nor the Acquired Asset purchased by the Buyer shall be liable for any debts or claims against the Debtor, the Debtor's bankruptcy estate, or the Acquired Asset; and it is further

     ORDERED that, in accordance with the terms of the Agreement, and upon Closing, unless otherwise provided in the Agreement:

     1. All of the shares in the Acquired Asset shall be reversed at a ratio of 50:1;

     2.   All preferred shares in the Acquired Asset shall be canceled;

     3.   The  authorized   shares  in  the  Acquired  Asset  shall  be  set  at
          50,000,000;

     4.   1,500,000 shares in the Acquired Asset shall be conveyed to the Buyer;

     5. 2,000,000 of free trading shares in the Acquired Asset shall be issued to new investors, who shall be designated by Buyer at Closing; and

     6. The Buyer shall be authorized to appoint a new board of directors at Closing.


Dated: March 9, 2001                        s/  ELLEN CARROLL
       -------------                       -----------------------------------
                                             The Honorable Ellen Carroll
                                             United States Bankruptcy Judge

                                   EXHIBIT "A"

                       CORPORATE SHELL PURCHASE AGREEMENT


         THIS AGREEMENT made this _23_ day of _January__ 2001, by and between ALLIANCE CONSUMER INTERNATIONAL, INC., a California corporation ("Debtor"), and Home Marketing Enterprises, LLC ("Purchaser").

         WHEREAS, Debtor has filed a voluntary Petition under Chapter 11 of Title 11, of the United States Code ("Bankruptcy Code") on July 13, 1999; and

         WHEREAS, the parties hereto desire that certain assets of the Debtor be sold free and clear of all liens, claims and encumbrances to purchaser pursuant to the terms and conditions set forth herein and subject to Bankruptcy Court approval; and

         WHEREAS, the parties hereto desire to set forth certain representations, warranties and covenants made by each to the other, as an inducement to the consummation of the sale, assumption and assignment described herein, and certain additional agreements related to the sale, assumption and assignment;

         NOW  THEREFORE,  for  valuable  consideration,   including  the  mutual
representations, warranties and covenants herein contained, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                           PURCHASE AND SALE OF ASSETS

     1.1 Purchased Assets. Subject to and upon the terms and conditions set forth herein and subject to Bankruptcy Court approval, the Debtor agrees to and will sell, transfer, assign and deliver to the Purchaser at the Closing (as hereinafter defined), and the Purchaser agrees to and will purchase, acquire and take assignment and delivery of, the Debtor's corporate shell, as same shall exist on the Closing Date, as hereinafter defined (collectively, the "Asset").

                                    ARTICLE 2

                                 PURCHASE PRICE

     2.1 Purchase Price. The purchase price due from Purchaser to the Debtor for the Asset shall be Fifty Thousand and No/100 Dollars ($50,000) (the "Purchase Price").

     2.2 Payment. Upon the execution of this Agreement, Purchaser shall deposit the sum of $10,000 in Debtor's counsels segregated interest-bearing trust account. The remainder of the Purchase Price shall be paid by Purchaser in cash, certified funds or wire transfer at Closing to the bank account(s) designated by Debtor.

                                    ARTICLE 3

             BANKRUPTCY COURT APPROVAL; OVERBID PROCEDURES, CLOSING

     3.1 Filings with Bankruptcy Court. Promptly after the execution of this Agreement, Seller shall file with the Bankruptcy Court a motion for approval of this Agreement, including approval of the sale of the Asset to Purchaser, free and clear of all liens, claims, encumbrances and security interests.

     3.1.1 An Order of the Bankruptcy Court approving the sale of the Asset to Purchaser.

     3.1.2 An order of the Bankruptcy Court approving the sale of the Asset to Purchaser shall provide the following:

          3.1.2.1 All of the shares in the Asset shall be reversed at a ratio of 50:1,

          3.1.2.2 All preferred shares in the Asset shall be cancelled;

          3.1.2.3 The authorized shares in the Asset shall be 50,000,000;

          3.1.2.4 1,500,000 shares in the Asset shall be conveyed to the Purchaser;

          3.1.2.5 2,000,000 of free trading shares shall be issued to new investors, who shall be designated by the Purchaser at Closing; and

          3.1.2.6 The Purchaser shall be authorized to appoint a new board of directors at Closing;

     3.1.3 Any Order approving the sale shall contain a provision pursuant to Bankruptcy Code Section 363(m) that the reversal or modification thereof on appeal does not affect the validity of the transaction provided for in this Agreement.

     3.2 Overbid Procedures. Subject to Bankruptcy Court Approval, the sale to Purchaser shall be subject to overbid. The overbid procedures shall be as follows, which will be set forth in the Debtor's Notice of Sale:

     3.2.1 Only a party who has submitted a Qualified Bid (as defined in section 3.2.2) may bid at the Hearing.

     3.2.2 A Qualified Bid must meet the following conditions:

          3.2.2.1 the maker of such bid must provide to counsel for the Debtor at least five (5) calendar days prior to the hearing on the Sale reasonably satisfactory evidence of financial capability and good faith intent to fulfill all of the terms and conditions an a timely basis, accompanied by payment of an initial cash deposit in the amount of at least $10,000; and

          3.2.2.2 the maker of such bid must execute a purchase agreement essentially identical to this form Agreement, except that the bid must provide for a purchase price equal to the Purchase Price set forth in section 2.1 hereof, plus a minimum of an additional amount not less than $10,000.

     3.2.3 Any dispute as to any bidder's intent or ability shall be resolved by the Bankruptcy Court at the Sale hearing.

     3.2.4 At the Sale hearing, the Bankruptcy Court shall decide which of the bids is the highest and best bid, and the holder of said bid must stipulate and agree on record at the Sale hearing to be bound by all the terms of the Agreement submitted and accepted pursuant to the Qualified Bid procedures.

     3.2.5 Any counterbid in the bidding process over the initial counterbid must be at least $5,000 higher than the prior bid or counterbid.

     3.2.6 In the event that Purchaser is not the successful bidder at the Sale hearing, Purchaser shall be credited with a $5,000 Break-up fee set forth in Section 3.2.6 as part of its bid.

     3.3 Closing. Subject to Bankruptcy Court approval, the parties shall close (the "Closing") the transaction contemplated by this Agreement (the "Transaction") within five (5) days after the entry of said Order as required by
Section 3.1. The Closing shall take place at the offices of counsel for the Debtor or by facsimile and overnight courier for the convenience of the parties. All computations, adjustments, and transfers for the purposes herein shall be effective as of 12:01am on the date of Closing (the "Closing Date").

     3.4 Closing Documents. At the closing and thereafter if requested by Purchaser, the Seller shall tender to Purchaser fully executed such documentation as Purchaser or Purchaser's attorneys may reasonably require for all Asset.

                                    ARTICLE 4

                                 LIEN-FREE SALE

     4.1 Upon the Closing and consistent with the Order of the Bankruptcy Court authorizing the sale, all right, title and interest in and to the Asset shall be immediately vested in Purchaser, or a successful over bidder, free and clear of any and all liens, claims, encumbrances and security interests of any type whatsoever, pursuant to Bankruptcy Code Sections 363(b) and (f). Any liens, claims, encumbrances and interests shall attach to the proceeds of the sale in order of their priority, to the same extent and with the same validity, force and effect as if such Asset had not been sold.

                                    ARTICLE 5

                        CONDITIONS TO OBLIGATION TO CLOSE

     5.1 Conditions to Obligation To Close.

     5.1.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          5.1.1.1 Approval by Bankruptcy Court. Approval of this agreement by the Bankruptcy Court having jurisdiction over the Estate, which Order shall include, among other things, provisions that
                  (i) the sale of the Asset to Purchaser is free and clear of all liens, security interests, claims and other encumbrances, and (ii) Purchaser is a good faith purchaser.

          5.1.1.2 All liens on the Asset shall have been either (i) remove or waived or (ii) made the subject of an Order from the Bankruptcy Court permitting the sale of the Asset free and clear of any liens.

     5.1.2 Conditions to Obligation of the Debtor. The obligation of the Debtor to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          5.1.2.1 The representatives and warranties pf Purchaser set forth hereinabove shall be true and correct in all material respects at and as of the Closing Date;

          5.1.2.2 The Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing.

          5.1.2.3 The Bankruptcy Court shall have issued an Order approving the transactions as described herein.

                                    ARTICLE 6

                            MISCELLANEOUS PROVISIONS

     6.1 Severability and Operations of Law. If any provision of this Agreement is prohibited by the laws of any jurisdiction as those laws apply to this Agreement, that provisions is ineffective to the extent of such prohibition and/or is modified to conform with such laws, without invalidating the remaining provisions hereto; and any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction.

     6.2 Choice of Law. This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of California.

     6.3 Entire Agreement; Modification. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No modification, alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing signed by a duly authorized representative of each party to this Agreement.

     6.4 Survival and Binding Agreement. The terms and conditions hereof shall survive the Closing and shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     6.5   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.6 Assignment. Neither party to this Agreement may assign any of its rights or delegate any of its responsibilities under this Agreement.

     6.7 Notices. All notices, requests, demands, claims and other communication hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by personal delivery, by overnight carrier, or by facsimile transaction, as follows:

If to the Seller:                   Copy to:

David Molayem                       Attn: David B. Golubchik, Esq.
American Consumer Products, L.L.C.  Levene, Neale, Bender, Rankin & Brill L.L.P.
10883 Kinross Ave., Suite B         1801 Avenue of the Stars #1120
Los Angeles, CA 90024               Los Angeles, CA 90067
Tel: (310) 443-3330                 Tel: (310) 229-1234
Fax: (310) 443-3331                 Fax: (310) 229-1244

If to the Purchaser:
         Radd C. Berrett
         Home Marketing Enterprises, LLC
         4970 West 2100 South, Suite 200
         Salt Lake City, UT 84120
         Tel: (801) 886-2625        Fax: (801) 886-2602

     6.8 Termination. In addition to the rights of the parties to terminate this Agreement as set forth elsewhere herein, this Agreement may be terminated at any time, by the mutual agreement of Seller and Purchaser.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                               DEBTOR:

                               ALLIANCE CONSUMER
                               INTERNATIONAL, INC.

                               By: s/ DAVID MOLAYEM
                                   ----------------------------
                                   David Molayem
                                   Its: President

                               PURCHASER:

                               HOME MARKETING ENTERPRISES, LLC

                               By: s/ RADD C. BERRETT
                                   ----------------------------
                                   Radd C. Berrett
                                   Its: President

Exhibit 23.1


ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202
Certified Public Accountants                          Salt Lake City, Utah 84106
and Business Consultants                                  Telephone 801 486-0096
Member SEC Practice Section of the AICPA                        Fax 801 486-0098




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


Alliance Consumer International, Inc.

We hereby consent to the use of our report dated April 15, 2001 for the period ended March 31, 2001 to be included in the form 10 in accordance with Section 12 of the Securities Exchange Act of 1934.



                                             s/  ANDERSEN ANDERSEN & STRONG
                                            -----------------------------------
                                             Andersen Andersen & Strong L.L.C.
April 15, 2001
Salt Lake City, Utah

           EXHIBIT 4 - RESTATED ARTICLES OF INCORPORATION (PROPOSED)
           ---------------------------------------------------------






                              RESTATED AND AMENDED
                           ARTICLES OF INCORORATION OF
                      ALLIANCE CONSUMER INTERNATIONAL, INC.
                            A California Corporation


The undersigned, Patricia McPeak and Edward G. Newton hereby certify that:

         ONE: Ms. McPeak is the duly elected Chief Executive Officer and President and Mr. Newton is the duly elected Secretary of Alliance Consumer International, Inc., a California corporation ("Corporation").

         TWO: The Restated Articles of Incorporation of the Corporation shall be restated and amended to read in full as follows:

                                   ARTICLE ONE

         The name of the corporation (hereinafter called the "Corporation") is NutraStar Incorporated.

                                   ARTICLE TWO

         As contemplated in California  Corporations  Code Section.  202 (b) (1)
(i), the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE THREE

         This Corporation is hereafter authorized to issue two (2) classes of shares of stock designated respectively ("Common Stock" and "Preferred Stock"). The total number of shares of Common Stock that this Corporation is authorized to issue is fifty million (50,000,000) and the total number of shares of Preferred Stock this Corporation is authorized to issue is ten million (10,000,000).

         The Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                                  ARTICLE FOUR

         The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                  ARTICLE FIVE

         The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions or agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Sections 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation or its shareholders.

         THREE: The foregoing restatement has been approved by the board of directors of the Company.

         FOUR: The foregoing restatement has been approved by the holders of the requisite number of shares of the corporation in accordance with Sections 902 and 903 of the California corporations code. The total number of outstanding shares entitled to vote with respect to the foregoing amendment was ____________ shares of Common Stock. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such referenced vote being a majority of the outstanding shares of Common Stock.

         The undersigned certify under penalty of perjury that they have read the foregoing Restated and Amended Articles of Incorporation and know the contents thereof, and that the statements therein are true.

Executed in ___________, California, on December ___, 2001.



-------------------------------
Patricia McPeak, CEO & President



-------------------------------
Edward G. Newton, Secretary

             EXHIBIT 5 - CALIFORNIA SHAREHOLDERS DISSENTER'S RIGHTS
             ------------------------------------------------------




                            SHAREHOLDER'S CONSENT AND
                           DISSENTER'S RIGHTS ELECTION
                                       FOR
               ALLIANCE CONSUMER INTERNATIONAL, INC. SHAREHOLDERS

         Alliance Consumer International, Inc. (the "Corporation") is not soliciting your proxy since the Exchange Transaction has already been approved by shareholders owning a majority of the Corporation's outstanding voting shares. However, pursuant to California's General Corporation Law, the Corporation is seeking to ascertain if each shareholder consents to the Exchange Transaction (as described in the accompanying Information Statement) and whether such shareholder wishes to assert his/her statutory dissenter's rights (as described in the accompanying Information Statement).

         Therefore, please initial one of the following alternatives and sign and date this form and return it to the Corporation.

1) I consent to the Exchange Transaction with NutraStar Incorporated and decline my Dissenter's Rights.

----------
Initial

2) I do not consent to the Exchange Transaction with NutraStar Incorporated and if the Exchange Transaction is consummated, I wish to assert my Dissenter's Rights and have the Corporation acquire my shares of common stock.

-----------
Initial


                   PROCEDURE FOR DEMANDING DISSENTER'S RIGHTS

         I have initialed Item #2 above and I wish to be paid the "fair market value" for my shares of Alliance Consumer International, Inc.'s (the "Corporation") common stock owned by me. I currently own __________ shares of the Corporation's common stock and demand that the Corporation pay the fair market value for ___________ of my shares. I agree with the Corporation's fair market value of my shares of $0.30 per share as of November 18, 2001 to be paid with interest at the legal rate from the date of this Information Statement until paid.

         Pursuant to this request, I enclose herewith the stock certificate(s) representing the shares for which I wish to receive payment from the Corporation. Such stock certificate(s) has/have been duly endorsed by me/us in favor of the Corporation.

          To be effective I understand that this Dissenter's Rights Election form must be received by the Corporation no later than January 2, 2002 and both this form and the duly endorsed stock certificate(s) must be executed by all persons appearing as owners on the face of such certificate(s).

         I further understand that I will receive my remittance check for the fair market value for all the shares for which I have demanded payment herein within thirty (30) days after the Exchange Transaction is consummated and this Dissenter's Rights Election form, fully executed and with all required attachments, has been received by the Corporation.

         If you wish to demand payment for your common shares, you should mail this Dissenter's Rights Election form, and all attachments to NutraStar Incorporated, 1261 Hank's Flight Court, El Dorado Hills, CA 95762, Attention:
Corporate Secretary.

NOTE: ENCLOSE YOUR STOCK CERTIFICATE(S) ENDORSED BY EACH PERSON SHOWN ON THE FACE OF THE CERTIFICATE(S) IN FAVOR OF "ALLIANCE CONSUMER INTERNATIONAL, INC."

                                           SIGNATURES

Dated: ________________, 2001              _____________________________
                                                    Signature of Owner

                                           _____________________________
                                                    (Print Name of Owner)

Dated: ________________, 2001              ______________________________
                                                    Signature of Owner

                                           _____________________________
                                                    (Print Name of Owner)

Exhibit 5 - California Shareholders Dissenter's Rights
CORPORATIONS CODE SECTION 1300-1304

1300. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.
   (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:
   (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.
   (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.
   (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.
   (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.
   (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.
   (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.
   (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

1302. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.
   (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

1304. (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.
   (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.
   (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.